UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2018

Date of reporting period: July 31, 2018

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

JULY 31, 2018

2018 ANNUAL REPORT

iShares U.S. ETF Trust

  iShares Evolved U.S. Consumer Staples ETF | IECS | Cboe BZX

  iShares Evolved U.S. Discretionary Spending ETF | IEDI | Cboe BZX

  iShares Evolved U.S. Financials ETF | IEFN | Cboe BZX

  iShares Evolved U.S. Healthcare Staples ETF | IEHS | Cboe BZX

  iShares Evolved U.S. Innovative Healthcare ETF | IEIH | Cboe BZX

  iShares Evolved U.S. Media and Entertainment ETF | IEME | Cboe BZX

  iShares Evolved U.S. Technology ETF | IETC | Cboe BZX

THIS PAGE INTENTIONALLY LEFT BLANK.

Market Overview

iShares U.S. ETF Trust

Domestic Market Overview

U.S. stocks advanced for the period from March 21, 2018, through July 31, 2018 (“reporting period”). The S&P Total Market Index™, a broad measure of U.S. equity market performance, returned 4.51% for the reporting period.

The most significant factor behind the U.S. equity market’s advance for the reporting period was an improving U.S. economy. After slowing somewhat in late 2017 and early 2018, the economy posted its fastest quarterly growth rate in four years in the second quarter of 2018. Key economic drivers included meaningful increases in consumer spending and manufacturing activity, as well as the lowest unemployment rate since April 2000.

Federal tax reform legislation also benefited stock prices. Passed in December 2017, the legislation included a steep reduction in corporate tax rates and a modest decrease in individual tax rates. Tax reform also incentivized companies to repatriate cash held outside of the U.S., raising expectations for capital spending, acquisitions, dividends, and stock repurchases by U.S. companies.

The combination of a stronger economy and lower corporate taxes contributed to record corporate profit growth across virtually all sectors of the U.S. stock market. Deregulation in selected segments of the economy and a recovery in commodities prices also benefited corporate earnings.

The improving economic environment also led to higher inflation. By the end of the reporting period, the year-over-year inflation rate had reached its highest level in more than six years. A faster inflation rate prompted the U.S. Federal Reserve Bank (“Fed”) to raise short-term interest rates twice in the first half of 2018, lifting its short-term interest rate target to its highest level in a decade. Rising inflation also resulted in broadly higher interest rates, which can lead to higher borrowing costs for companies, consumers, and the government.

Although the U.S. equity market advanced overall for the reporting period, the market faced several bouts of meaningful volatility, much of which was driven by geopolitical developments. In addition to ongoing turmoil in North Korea and the Middle East, the most significant geopolitical issue was a burgeoning trade conflict between the U.S. and several of its international trading partners. In March 2018, the U.S. government announced plans to implement tariffs on steel, aluminum, and selected Chinese products. China responded with tariffs on certain U.S. agricultural products, leading to an escalating series of tariff threats between the two countries. Meanwhile, the steel and aluminum tariffs led to trade clashes between the U.S. and Europe, Canada, and Mexico. The ensuing volatility in the U.S. stock market reflected fears of a broad trade war and corresponding economic disruption.

For the reporting period, small-capitalization stocks outperformed mid- and large-capitalization equities, reflecting an investor shift toward smaller companies with greater exposure to the U.S. economy. Signs of slowing growth in other regions of the globe, improving domestic economic activity, and the potential negative impact of a trade war on large multinational companies provided support for small-capitalization stocks.

Among large- and small-capitalization stocks, growth stocks outpaced value-oriented equities for the reporting period. In contrast, value stocks outperformed growth among mid-capitalization stocks. Overall, growth-oriented information technology companies generally benefited from an ongoing shift toward e-commerce, digital advertising, cloud computing, mobile devices, and streaming services.

M A R K E T O V E R V I E W	5

Fund Summary as of July 31, 2018	iShares® Evolved U.S. Consumer Staples ETF

Investment Objective

The iShares Evolved U.S. Consumer Staples ETF (the “Fund”) seeks to provide access to U.S. companies with consumer staples exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

Cumulative Total Returns
Since
Inception
Fund NAV	2.34%
Fund Market	2.38
S&P Total Market IndexTM	4.51

For the fiscal period ended 7/31/18, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/21/18)(a)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
$ 1,000.00	$1,023.40	$0.66	$1,000.00	$1,023.90	$0.90	0.18%

(a)	The beginning of the period (commencement of operations) is March 21, 2018.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (132 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

Portfolio Management Commentary

Consumer staples stocks rose, as U.S. economic growth and consumer spending strengthened during the abbreviated reporting period. However, gains were limited by rising interest rates, which reduced the appeal of higher-yielding staples stocks relative to bonds. Other challenges included competition from online retailers and increased pricing pressures.

In that environment, the Fund rose but underperformed the broader market, as represented by the S&P Total Market Index, for the reporting period. Performance in the staples sector is perhaps best represented by stocks in the beverages industry, such as the Coca-Cola Co. and PepsiCo Inc., which managed modest gains. These companies faced challenges from evolving consumer preferences for healthier food and drinks, particularly as it related to sugar in carbonated drinks. Nevertheless, beverage companies have found success reducing sugar content, diversifying into healthier drinks, and experimenting with new products and packaging. Food products and household products companies, such as Kellogg Co. and the Procter & Gamble Co., faced similar challenges. Such companies generally posted positive performance, though they faced pressure on pricing, changing consumer tastes, and distribution.

On the downside, tobacco companies such as Philip Morris International Inc. declined during the reporting period. Concerns about the slow adoption of smokeless tobacco products, particularly internationally and among the sizable proportion of the smoking population older than 50, weighed on performance. Investors also appeared to be concerned about uneven progress for smokeless tobacco products clearing regulatory hurdles around the globe.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several consumer staples companies that traditionally have been categorized in sectors other than consumer staples. For example, the process grouped Monsanto Co., which has traditionally been categorized in the materials sector and associated with agricultural chemicals, in the staples sector. During the reporting period, Monsanto performed well and was acquired by a German multinational company at a premium to its stock price.

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Fund Summary as of July 31, 2018	iShares® Evolved U.S. Consumer Staples ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Food	28.3%
Beverages	27.8
Agriculture	13.5
Retail	11.3
Cosmetics & Personal Care	9.6
Household Products & Wares	2.3
Packaging & Containers	1.7
Pharmaceuticals	1.4
Chemicals	1.1
Other (each representing less than 1%)	3.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Coca-Cola Co. (The)	10.6%
PepsiCo Inc.	9.3
Philip Morris International Inc.	6.5
Procter & Gamble Co. (The)	6.0
Mondelez International Inc., Class A	5.4
Altria Group Inc.	5.0
McDonald’s Corp.	4.1
Kraft Heinz Co. (The)	4.0
Starbucks Corp.	3.3
Colgate-Palmolive Co.	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2018	iShares® Evolved U.S. Discretionary Spending ETF

Investment Objective

The iShares Evolved U.S. Discretionary Spending ETF (the “Fund”) seeks to provide access to U.S. companies with discretionary spending exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

Cumulative Total Returns
Since
Inception
Fund NAV	7.96%
Fund Market	7.92
S&P Total Market IndexTM	4.51

For the fiscal period ended 7/31/18, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/21/18)(a)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
$ 1,000.00	$1,079.60	$0.68	$1,000.00	$1,023.90	$0.90	0.18%

(a)	The beginning of the period (commencement of operations) is March 21, 2018.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (132 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

Portfolio Management Commentary

Stocks tied to discretionary spending benefited from a strengthening economy, as U.S. economic growth was the fastest in almost four years in the second quarter of 2018. Consumer spending, which accounts for more than two-thirds of the economy, drove economic growth as personal spending rose 0.4% in June.

The Fund outperformed the broader market, as represented by the S&P Total Market Index, for the abbreviated reporting period. While improving economic conditions led to more consumer spending, technological changes also affected performance of retail-centered stocks. For example, the ongoing “retail apocalypse” (the evolution away from traditional brick-and-mortar retailers to online shopping) is perhaps most well reflected in the strong advance of online retail giant Amazon.com Inc. Other solid performers included companies addressing specific markets segments, like the Home Depot Inc., which benefited from the ongoing recovery in the housing market. Similarly, select companies with globally recognized brands, such as Nike Inc., also performed well. Finally, off-price retailers were some of the leading performers. This included the TJX Companies Inc., the parent company for discount retailers T.J .Maxx and Marshalls, among others.

On the downside, fast-casual restaurants such as Starbucks Corp. declined during the reporting period. Concerns about intense price competition, as well as changing customer tastes and health concerns, led to weakness in some restaurant chains. Slower-than-expected growth in the U.S. and in international markets such as China, also weighed on a number of restaurant stocks.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several consumer discretionary companies with similar exposure to others in discretionary spending that traditionally have been categorized in other sectors. For example, the process grouped Costco Wholesale Corp., which has traditionally been categorized in the food and staples retail industry, with the discretionary spending sector. During the reporting period, Costco performed well, benefiting from the strength in consumer spending as its growing digital business and membership model allowed it to succeed in a competitive retail landscape.

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Fund Summary as of July 31, 2018	iShares® Evolved U.S. Discretionary Spending ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Retail	56.4%
Internet	15.0
Apparel	7.8
Cosmetics & Personal Care	5.0
Lodging	3.6
Food	2.2
Real Estate Investment Trusts	1.4
Distribution & Wholesale	1.3
Commercial Services	1.3
Entertainment	1.0
Other (each representing less than 1%)	5.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Amazon. com Inc.	11.5%
Home Depot Inc. (The)	9.5
Walmart Inc.	5.8
Costco Wholesale Corp.	4.2
Procter & Gamble Co. (The)	4.0
McDonald’s Corp.	3.8
NIKE Inc., Class B	3.8
TJX Companies Inc. (The)	3.1
Lowe’s Companies Inc.	2.9
Target Corp.	2.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2018	iShares® Evolved U.S. Financials ETF

Investment Objective

The iShares Evolved U.S. Financials ETF (the “Fund”) seeks to provide access to U.S. companies with financials exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

Cumulative Total Returns
Since
Inception
Fund NAV	(1.40)%
Fund Market	(1.44)
S&P Total Market IndexTM	4.51

For the fiscal period ended 7/31/18, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The Fund NAV total return presented in the table for the since inception period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/21/18)(a)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
$ 1,000.00	$988.90	$0.65	$1,000.00	$1,023.90	$0.90	0.18%

(a)	The beginning of the period (commencement of operations) is March 21, 2018.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (132 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

Portfolio Management Commentary

Financials stocks declined during the abbreviated reporting period, even as U.S. economic growth was the fastest in almost four years in the second quarter of 2018. Nevertheless, performance of financials stocks was muted amid concerns about a flattening yield curve and potential disruption to economic activity from a brewing trade war. A flatter yield curve means the difference in yield between short- and long-term securities declines, negatively affecting bank profitability. Investors were also concerned that these yield curve changes signaled slower growth ahead.

In that environment, the Fund declined and underperformed the broader market, as represented by the S&P Total Market Index, for the reporting period. Diversified banks were symptomatic of the general tension around the performance of financials stocks. Companies such as JPMorgan Chase &Co. and Bank of America Corp. posted negative returns in the

Fund, while others, such as Wells Fargo & Co., rose. In addition to facing concerns about a possible slowdown in growth and changes in the shape of the yield curve, these large banks were subject to tests of their financial health by the Fed. While the outcomes of these “stress tests” were generally positive, investors were disappointed that a number of leading banks were forced to scale back or cancel planned increases in dividend payouts. It was a similar story for asset managers and custody banks, such as State Street Corp., and investment bankers and brokerages, including Morgan Stanley and the Goldman Sachs Group Inc., which also faced capital controls from Fed regulators.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several financial companies that have traditionally been categorized in other sectors. For example, the process grouped Mastercard Inc., which has traditionally been categorized in the software and services industry, in the financials sector. Mastercard performed well, benefiting from strong consumer spending and purchases, as well as the shift away from cash and check to digital payments.

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Fund Summary as of July 31, 2018	iShares® Evolved U.S. Financials ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Banks	47.1%
Insurance	21.4
Diversified Financial Services	15.8
Commercial Services	4.5
Health Care - Services	3.4
Manufacturing	2.1
Savings & Loans	1.7
Software	1.6
Other (each representing less than 1%)	2.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
JPMorgan Chase & Co.	4.8%
Bank of America Corp.	4.8
Wells Fargo & Co.	4.5
U. S. Bancorp	3.3
Goldman Sachs Group Inc. (The)	2.9
Berkshire Hathaway Inc., Class B	2.5
Morgan Stanley	2.3
General Electric Co.	2.1
American Express Co.	2.1
Charles Schwab Corp. (The)	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2018	iShares® Evolved U.S. Healthcare Staples ETF

Investment Objective

The iShares Evolved U.S. Healthcare Staples ETF (the “Fund”) seeks to provide access to U.S. companies with healthcare staples exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

Cumulative Total Returns
Since
Inception
Fund NAV	10.77%
Fund Market	10.69
S&P Total Market IndexTM	4.51

For the fiscal period ended 7/31/18, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/21/18)(a)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
$ 1,000.00	$1,107.70	$0.69	$1,000.00	$1,023.90	$0.90	0.18%

(a)	The beginning of the period (commencement of operations) is March 21, 2018.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (132 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

Portfolio Management Commentary

U.S. healthcare staples stocks continued to benefit from an aging population, which has led to increased demand for healthcare products and services. Since the first Baby Boomers reached age 65 in early 2011, about 10,000 people per day have turned 65 in the U.S., driving overall spending on healthcare higher.

The Fund outperformed the broader market, as represented by the S&P Total Market Index, for the abbreviated reporting period. The aging population drove strong growth in the Medicare Advantage plans offered by private health insurance companies, which helped support managed care stocks such as UnitedHealth Group Inc. Healthcare equipment companies such as Boston Scientific Corp. and Intuitive Surgical Inc. were also solid performers, benefiting from new technological developments and the delay of a federal excise tax on medical devices. Other noteworthy performers among healthcare staples stocks included life sciences companies such as Illumina Inc. and healthcare facilities operators such as HCA Healthcare Inc. Many life sciences stocks generated stronger-than-expected earnings during the reporting period. Meanwhile, healthcare facilities companies benefited from solid operational performance and a lower corporate tax rate resulting from the 2017 federal tax reform legislation.

On the downside, healthcare distributors such as Cardinal Health Inc. declined during the reporting period. Price reductions in generic drugs led to narrowing profit margins, and concerns about new competitors from outside the industry weighed on the stock prices of healthcare distributors.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. More specifically, the evolved investment process identified companies with healthcare staples businesses that have traditionally been categorized into other sectors. For example, drug retailers have traditionally been classified as consumer staples stocks, yet have elements in common with other traditionally classified healthcare companies. In addition, many drug retailers have expanded into other healthcare segments, including pharmacy benefits management and health insurance. Drug retailers advanced for the reporting period, as increased prescription volumes drove revenue and earnings growth.

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Fund Summary as of July 31, 2018	iShares® Evolved U.S. Healthcare Staples ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Health Care - Services	39.4%
Health Care - Products	37.2
Pharmaceuticals	9.2
Biotechnology	3.5
Real Estate Investment Trusts	2.8
Retail	1.8
Software	1.8
Electronics	1.4
Commercial Services	1.2
Aerospace & Defense	1.0
Other (each representing less than 1%)	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
UnitedHealth Group Inc.	15.2%
Abbott Laboratories	5.1
CVS Health Corp.	3.8
Thermo Fisher Scientific Inc.	3.7
Anthem Inc.	3.7
Intuitive Surgical Inc.	3.5
Aetna Inc.	3.4
Becton Dickinson and Co.	3.2
Humana Inc.	2.9
HCA Healthcare Inc.	2.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2018	iShares® Evolved U.S. Innovative Healthcare ETF

Investment Objective

The iShares Evolved U.S. Innovative Healthcare ETF (the “Fund”) seeks to provide access to U.S. companies with innovative healthcare exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

Cumulative Total Returns
Since
Inception
Fund NAV	4.62%
Fund Market	4.58
S&P Total Market IndexTM	4.51

For the fiscal period ended 7/31/18, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/21/18)(a)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
$ 1,000.00	$1,046.20	$0.67	$1,000.00	$1,023.90	$0.90	0.18%

(a)	The beginning of the period (commencement of operations) is March 21, 2018.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (132 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

Portfolio Management Commentary

U.S. innovative healthcare stocks continued to benefit from an aging population, which has led to increased demand for healthcare products and services. Since the first Baby Boomers reached age 65 in early 2011, about 10,000 people per day have turned 65 in the U.S., driving overall spending on healthcare higher. New technological developments — including robotics, miniaturization, and AI-related analytical tools — have been a source of both innovation and growth for healthcare-related companies.

The Fund slightly outperformed the broader market, as represented by the S&P Total Market Index, for the abbreviated reporting period. The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. As of the end of the reporting period, the Fund’s portfolio consisted primarily of pharmaceutical and biotechnology companies, but also included companies in diverse industries such as medical devices, electronic equipment, and semiconductor manufacturing.

Pharmaceutical stocks such as Eli Lilly & Co., Merck & Co. Inc., and Pfizer Inc. benefited from strong demand for medications from an aging population, including drugs that treat diabetes and various forms of cancer, as well as vaccines to protect the elderly from health problems such as pneumonia and meningitis. In addition, a robust new product development pipeline, with a number of potential blockbuster medications in late-stage clinical trials, helped support pharmaceutical stocks. Biotechnology companies such as Biogen Inc. were also solid performers, benefiting from several new product launches and an increase in mergers and acquisitions. Healthcare equipment makers also advanced, supported by the development of innovative new technologies and the delay of a federal excise tax on medical devices.

On the downside, several pharmaceutical and biotechnology stocks declined meaningfully during the reporting period. For example, biotechnology company AbbVie Inc. weakened amid concerns about potential regulatory changes for biosimilars, or generic biopharmaceuticals, and drug rebates.

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Fund Summary as of July 31, 2018	iShares® Evolved U.S. Innovative Healthcare ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Pharmaceuticals	47.7%
Biotechnology	44.2
Health Care - Products	7.0
Other (each representing less than 1%)	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Johnson & Johnson	9.6%
Pfizer Inc.	6.8
Merck & Co. Inc.	5.9
Eli Lilly & Co.	5.3
Amgen Inc.	5.2
Biogen Inc.	4.9
Gilead Sciences Inc.	4.9
Celgene Corp.	4.8
AbbVie Inc.	4.8
Bristol-Myers Squibb Co.	4.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2018	iShares® Evolved U.S. Media and Entertainment ETF

Investment Objective

The iShares Evolved U.S. Media and Entertainment ETF (the “Fund”) seeks to provide access to U.S. companies with media and entertainment exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

Cumulative Total Returns
Since
Inception
Fund NAV	5.54%
Fund Market	5.54
S&P Total Market IndexTM	4.51

For the fiscal period ended 7/31/18, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/21/18)(a)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
$ 1,000.00	$1,000.00	$0.65	$1,000.00	$1,023.90	$0.90	0.18%

(a)	The beginning of the period (commencement of operations) is March 21, 2018.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (132 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

Portfolio Management Commentary

U.S. media and entertainment stocks advanced amid a rapidly changing landscape. Historically, studios produced content, such as television shows and movies, which was sold to distributors, such as broadcast networks and movie theaters. The distributors would then make the content available to consumers. Today, there are a wider variety of distribution platforms, and many distribution companies are creating and delivering their own content. A spate of recent mergers and acquisitions have further blurred the lines between content providers and distributors, and a number of new players — from technology to telecommunications companies — are establishing a presence in the industry.

The Fund outperformed the broader market, as represented by the S&P Total Market Index, for the reporting period. Merger activity and strong film franchises helped support movie producers such as Twenty-First Century Fox Inc. and the Walt Disney Co. Broadcast network companies such as Discovery Inc. also benefited from industry consolidation, as well as from strong growth in licensing fees for streaming services. Entertainment companies like World Wrestling Entertainment Inc. were strong performers amid new licensing deals with a variety of content distributors.

On the downside, cable and satellite companies such as DISH Network Corp. declined. Increased competition and a continuation of the “cord-cutting”— consumers shifting away from traditional subscription-based cable television to streaming and other content delivery systems — weighed on cable and satellite stocks.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. More specifically, the evolved investment process identified several companies with media and entertainment businesses that have traditionally been categorized into other sectors. For example, Netflix Inc. has traditionally been considered an internet and direct marketing company in the retail industry. However, Netflix has become a significant content developer and distributor, competing directly with traditional media and entertainment companies. Netflix advanced for the reporting period as strong subscriber additions drove accelerating revenue growth and profitability.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2018	iShares® Evolved U.S. Media and Entertainment ETF

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Media	65.6%
Software	11.7
Internet	7.7
Entertainment	7.6
Toys, Games & Hobbies	3.3
Telecommunications	2.5
Other (each representing less than 1%)	1.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Walt Disney Co. (The)	7.0%
Twenty-First Century Fox Inc., Class B	6.0
Twenty-First Century Fox Inc., Class A	6.0
Comcast Corp., Class A	5.8
Netflix Inc.	5.2
CBS Corp., Class B	5.1
Activision Blizzard Inc.	5.0
Electronic Arts Inc.	4.6
Charter Communications Inc., Class A	4.5
Viacom Inc., Class B	4.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2018	iShares® Evolved U.S. Technology ETF

Investment Objective

The iShares Evolved U.S. Technology ETF (the “Fund”) seeks to provide access to U.S. companies with technology exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

Cumulative Total Returns
Since
Inception
Fund NAV	6.00%
Fund Market	6.04
S&P Total Market IndexTM	4.51

For the fiscal period ended 7/31/18, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/21/18)(a)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
$ 1,000.00	$1,000.00	$0.65	$1,000.00	$1,023.90	$0.90	0.18%

(a)	The beginning of the period (commencement of operations) is March 21, 2018.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (132 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

Portfolio Management Commentary

The increase in capital raised in technology initial public offerings (“IPOs”) reflected a relatively solid environment for U.S. technology stocks. While IPOs grew at a modest pace in 2017, activity increased in the second quarter of 2018 as more companies went public than in any quarter in the previous three years. Online retail, digital advertising, cloud computing, and streaming video continued to drive growth in the technology sector. Investors’ expectations for growth in artificial intelligence (“AI”), blockchain, and connected devices also benefited U.S. technology stocks.

For the reporting period, the Fund outperformed the broader market, as represented by the S&P Total Market Index. Growth in cloud-based services and AI and machine-learning solutions benefited software and services stocks, such as Microsoft Corp. and Alphabet Inc., as businesses implemented software solutions to improve customer service and business efficiency. Consumers continued to spend more time on mobile devices than on television, which led to growth in digital advertising for many software companies. Online shopping also increased the use of digital payments, benefiting companies like Visa Inc.

Technology hardware and equipment stocks, such as Apple Inc., advanced as new smartphone models allayed investors’ concerns about a broader slowdown in smartphone sales. On the downside, International Business Machines Corp. declined for the reporting period. The company struggled to develop innovative and effective technologies after making major investments in AI and machine learning.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several technology companies with similar businesses that have traditionally been categorized in other sectors. For example, Amazon.com Inc. is often grouped with traditional retail stores. The company advanced as it continued to leverage AI and machine learning to capture market share from traditional retailers while expanding its cloud-computing services. Amazon.com also gained market share in digital advertising, as retailers boosted spending on digital display ads.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2018	iShares® Evolved U.S. Technology ETF

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Internet	29.4%
Software	27.8
Computers	16.0
Semiconductors	9.4
Diversified Financial Services	5.9
Commercial Services	4.3
Telecommunications	3.9
Other (each representing less than 1%)	3.3

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Microsoft Corp.	13.4%
Apple Inc.	10.8
Amazon. com Inc.	7.9
Facebook Inc., Class A	6.2
Alphabet Inc., Class C	5.5
Alphabet Inc., Class A	5.4
Cisco Systems Inc.	3.2
Oracle Corp.	2.8
Visa Inc., Class A	2.8
International Business Machines Corp.	2.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® Evolved U.S. Consumer Staples ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising — 0.1%
Omnicom Group Inc.	48	$3,304

Agriculture — 12.7%
Altria Group Inc.	3,045	178,681
Archer-Daniels-Midland Co.	1,290	62,255
Philip Morris International Inc.	2,682	231,457
Universal Corp./VA	63	4,353
Vector Group Ltd.	102	1,882

		478,628

Beverages — 26.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)	18	4,949
Brown-Forman Corp., Class A	210	11,187
Brown-Forman Corp., Class B, NVS	681	36,243
Coca-Cola Co. (The)	8,049	375,325
Constellation Brands Inc., Class A	399	83,882
Keurig Dr Pepper Inc.	654	15,703
MGP Ingredients Inc.	33	2,708
Molson Coors Brewing Co., Class B	450	30,150
Monster Beverage Corp.(a)	1,521	91,290
National Beverage Corp.(a)	45	4,748
PepsiCo Inc.	2,886	331,890

		988,075

Biotechnology — 0.1%
Incyte Corp.(a)	27	1,797

Chemicals — 1.0%
Balchem Corp.	33	3,309
FMC Corp.	117	10,516
International Flavors & Fragrances Inc.	147	19,516
Sensient Technologies Corp.	72	4,994

		38,335

Commercial Services — 0.6%
Ecolab Inc.	120	16,884
Nutrisystem Inc.	45	1,800
Weight Watchers International Inc.(a)	27	2,417

		21,101

Computers — 0.1%
HP Inc.	165	3,808

Cosmetics & Personal Care — 9.1%
Colgate-Palmolive Co.	1,593	106,747
Coty Inc., Class A	528	7,081
Edgewell Personal Care Co.(a)	75	4,040
Estee Lauder Companies Inc. (The), Class A	81	10,930
Procter & Gamble Co. (The)	2,613	211,339

		340,137

Distribution & Wholesale — 0.0%
Core-Mark Holding Co. Inc.	69	1,668

Diversified Financial Services — 0.3%
CME Group Inc.	54	8,592
Jefferies Financial Group Inc.	114	2,765

		11,357

Electric — 0.2%
Entergy Corp.	111	9,022

Electrical Components & Equipment — 0.1%
Energizer Holdings Inc.	84	5,349

Security	Shares	Value

Food — 26.7%
B&G Foods Inc.(b)	231	$7,253
Calavo Growers Inc.	33	3,053
Cal-Maine Foods Inc.(a)(b)	60	2,700
Campbell Soup Co.	639	26,135
Conagra Brands Inc.	1,326	48,677
Darling Ingredients Inc.(a)	261	5,244
Dean Foods Co.	243	2,386
Flowers Foods Inc.	357	7,283
General Mills Inc.	2,106	97,002
Hain Celestial Group Inc. (The)(a)	312	8,873
Hershey Co. (The)	465	45,668
Hormel Foods Corp.	723	26,006
Hostess Brands Inc.(a)	195	2,732
Ingredion Inc.	171	17,322
J&J Snack Foods Corp.	39	5,653
JM Smucker Co. (The)	375	41,670
John B Sanfilippo & Son Inc.	27	2,075
Kellogg Co.	987	70,107
Kraft Heinz Co. (The)	2,340	140,985
Lamb Weston Holdings Inc.	387	27,195
Lancaster Colony Corp.	51	7,397
McCormick & Co. Inc./MD, NVS	303	35,615
Mondelez International Inc., Class A	4,425	191,957
Performance Food Group Co.(a)	138	4,947
Pilgrim’s Pride Corp.(a)	90	1,604
Pinnacle Foods Inc.	351	23,313
Post Holdings Inc.(a)	219	18,957
Sanderson Farms Inc.	36	3,630
Sprouts Farmers Market Inc.(a)	135	2,901
Sysco Corp.	822	55,247
Tootsie Roll Industries Inc.	42	1,256
TreeHouse Foods Inc.(a)	192	9,118
Tyson Foods Inc., Class A	828	47,734
U.S. Foods Holding Corp.(a)	303	10,244
United Natural Foods Inc.(a)	66	2,125

		1,004,064

Holding Companies - Diversified — 0.1%
Spectrum Brands Holdings Inc.(a)	21	1,835

Home Furnishings — 0.2%
Whirlpool Corp.	42	5,506

Household Products & Wares — 2.2%
ACCO Brands Corp.	93	1,190
Central Garden & Pet Co., Class A, NVS(a)	39	1,565
Church & Dwight Co. Inc.	309	17,273
Clorox Co. (The)	123	16,626
Kimberly-Clark Corp.	387	44,064

		80,718

Housewares — 0.1%
Scotts Miracle-Gro Co. (The)	42	3,336
Tupperware Brands Corp.	48	1,762

		5,098

Machinery — 0.2%
AGCO Corp.	69	4,348
Middleby Corp. (The)(a)	27	2,767

		7,115

Manufacturing — 0.2%
AptarGroup Inc.	27	2,766

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued)	iShares® Evolved U.S. Consumer Staples ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Manufacturing (continued)
John Bean Technologies Corp.	36	$3,981

		6,747

Oil & Gas — 0.2%
Valero Energy Corp.	78	9,231

Packaging & Containers — 1.6%
Ball Corp.	627	24,434
Bemis Co. Inc.	135	6,198
Crown Holdings Inc.(a)	246	11,136
Owens-Illinois Inc.(a)	234	4,371
Packaging Corp. of America	15	1,694
Sealed Air Corp.	78	3,438
Silgan Holdings Inc.	111	3,054
Sonoco Products Co.	126	7,033

		61,358

Pharmaceuticals — 1.3%
Neogen Corp.(a)	81	6,674
Prestige Brands Holdings Inc.(a)	66	2,358
Zoetis Inc.	474	40,992

		50,024

Retail — 10.7%
Casey’s General Stores Inc.	33	3,610
Cheesecake Factory Inc. (The)	42	2,353
Chipotle Mexican Grill Inc.(a)	42	18,214
Costco Wholesale Corp.	183	40,024
Darden Restaurants Inc.	105	11,229
Dunkin’ Brands Group Inc.	117	8,147
Jack in the Box Inc.	27	2,274
McDonald’s Corp.	918	144,622
Starbucks Corp.	2,235	117,092
Walmart Inc.	150	13,384
Wendy’s Co. (The)	90	1,501
Wingstop Inc.	27	1,332
Yum China Holdings Inc.	330	11,906
Yum! Brands Inc.	306	24,263

		399,951

Security	Shares	Value

Software — 0.2%
Activision Blizzard Inc.	99	$7,269

Toys, Games & Hobbies — 0.3%
Hasbro Inc.	39	3,885
Mattel Inc.	357	5,665

		9,550

Total Common Stocks — 94.6% (Cost: $3,533,593)		3,551,047

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.14%(c)(d)(e)	10,250	10,253
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.83%(c)(d)	200,121	200,121

		210,374

Total Short-Term Investments — 5.6% (Cost: $210,374)		210,374

Total Investments in Securities — 100.2% (Cost: $3,743,967)		3,761,421

Other Assets, Less Liabilities — (0.2)%		(6,181)

Net Assets — 100.0%		$3,755,240

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/21/18	(a)	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		10,250	10,250	$10,253	$8	(c)	$—		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		200,121	200,121	200,121	581		—		—

					$210,374	$589		$—		$—

(a)	The Fund commenced operations on March 21, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Consumer Staples ETF
July 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,551,047	$—	$—	$3,551,047
Money Market Funds	210,374	—	—	210,374

	$3,761,421	$—	$—	$3,761,421

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments	iShares® Evolved U.S. Discretionary Spending ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.2%
Alaska Air Group Inc.	104	$6,535
JetBlue Airways Corp.(a)	276	4,968

		11,503

Apparel — 7.8%
Carter’s Inc.	140	14,676
Columbia Sportswear Co.	72	6,263
Crocs Inc.(a)	136	2,463
Deckers Outdoor Corp.(a)	84	9,478
Hanesbrands Inc.	736	16,383
NIKE Inc., Class B	2,644	203,350
Oxford Industries Inc.	48	4,422
PVH Corp.	204	31,318
Ralph Lauren Corp.	140	18,897
Skechers U.S.A. Inc., Class A(a)	336	9,314
Steven Madden Ltd.	148	7,999
Under Armour Inc., Class A(a)	404	8,068
Under Armour Inc., Class C, NVS(a)	412	7,721
VF Corp.	784	72,183
Wolverine World Wide Inc.	124	4,387

		416,922

Building Materials — 0.1%
American Woodmark Corp.(a)	16	1,334
Masco Corp.	104	4,195

		5,529

Chemicals — 0.1%
Valvoline Inc.	168	3,795

Commercial Services — 1.3%
Aaron’s Inc.	144	6,237
Avis Budget Group Inc.(a)	68	2,370
Bright Horizons Family Solutions Inc.(a)	20	2,140
Brink’s Co. (The)	36	2,875
Cintas Corp.	72	14,722
Euronet Worldwide Inc.(a)	40	3,678
Grand Canyon Education Inc.(a)	36	4,195
H&R Block Inc.	224	5,636
ManpowerGroup Inc.	60	5,595
Monro Inc.	68	4,586
Rollins Inc.	80	4,395
ServiceMaster Global Holdings Inc.(a)	136	7,751
Sotheby’s(a)	36	1,912
Weight Watchers International Inc.(a)	36	3,223

		69,315

Computers — 0.5%
Apple Inc.	148	28,163

Cosmetics & Personal Care — 5.0%
Coty Inc., Class A	344	4,613
Estee Lauder Companies Inc. (The), Class A	364	49,118
Procter & Gamble Co. (The)	2,628	212,553

		266,284

Distribution & Wholesale — 1.3%
Fastenal Co.	380	21,633
G-III Apparel Group Ltd.(a)	116	5,301
HD Supply Holdings Inc.(a)	124	5,454
KAR Auction Services Inc.	96	5,707
LKQ Corp.(a)	204	6,838
Pool Corp.	44	6,743

Security	Shares	Value

Distribution & Wholesale (continued)
SiteOne Landscape Supply Inc.(a)	36	$3,210
WW Grainger Inc.	48	16,635

		71,521

Diversified Financial Services — 0.2%
Alliance Data Systems Corp.	36	8,096
LendingTree Inc.(a)	4	955

		9,051

Entertainment — 1.0%
Cinemark Holdings Inc.	128	4,598
Eldorado Resorts Inc.(a)	80	3,428
Live Nation Entertainment Inc.(a)	180	8,870
Madison Square Garden Co. (The), Class A(a)	20	6,244
Marriott Vacations Worldwide Corp.	24	2,859
Pinnacle Entertainment Inc.(a)	60	1,994
Red Rock Resorts Inc., Class A	116	4,099
Scientific Games Corp./DE, Class A(a)	44	2,114
Six Flags Entertainment Corp.	68	4,417
Vail Resorts Inc.	52	14,397

		53,020

Food — 2.2%
Flowers Foods Inc.	180	3,672
Kroger Co. (The)	2,420	70,180
Performance Food Group Co.(a)(b)	128	4,589
Sprouts Farmers Market Inc.(a)	252	5,415
Sysco Corp.	364	24,464
U.S. Foods Holding Corp.(a)	216	7,303
United Natural Foods Inc.(a)	68	2,190

		117,813

Food Service — 0.2%
Aramark	320	12,868

Hand & Machine Tools — 0.0%
Snap-on Inc.	16	2,713

Holding Companies - Diversified — 0.0%
Spectrum Brands Holdings Inc.(a)(b)	16	1,398

Home Builders — 0.2%
PulteGroup Inc.	172	4,900
Taylor Morrison Home Corp., Class A(a)	80	1,563
Toll Brothers Inc.	104	3,667

		10,130

Home Furnishings — 0.1%
Sleep Number Corp.(a)	68	1,938
Tempur Sealy International Inc.(a)(b)	68	3,323

		5,261

Household Products & Wares — 0.3%
Kimberly-Clark Corp.	128	14,574

Housewares — 0.3%
Newell Brands Inc.	432	11,314
Scotts Miracle-Gro Co. (The)	32	2,542
Tupperware Brands Corp.	44	1,615

		15,471

Internet — 14.9%
Amazon.com Inc.(a)	344	611,440
Booking Holdings Inc.(a)	56	113,608
Cars.com Inc.(a)	60	1,702
eBay Inc.(a)	332	11,106
Etsy Inc.(a)	116	4,740

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Discretionary Spending ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Internet (continued)
Expedia Group Inc.	52	$6,960
Groupon Inc.(a)	484	2,265
GrubHub Inc.(a)	88	10,726
Liberty Expedia Holdings Inc., Class A(a)	64	3,083
MercadoLibre Inc.	44	15,088
Shutterfly Inc.(a)	28	2,303
Stamps.com Inc.(a)	12	3,132
TripAdvisor Inc.(a)	100	5,799
Wayfair Inc., Class A(a)	72	7,835

		799,787

Leisure Time — 0.8%
Carnival Corp.	556	32,937
Planet Fitness Inc., Class A(a)	208	9,884
Polaris Industries Inc.	28	2,952

		45,773

Lodging — 3.6%
Boyd Gaming Corp.(b)	96	3,586
Caesars Entertainment Corp.(a)(b)	156	1,763
Choice Hotels International Inc.	64	4,966
Extended Stay America Inc.	172	3,662
Hilton Grand Vacations Inc.(a)	84	2,905
Hilton Worldwide Holdings Inc.	344	27,059
Hyatt Hotels Corp., Class A	64	5,007
ILG Inc.	140	4,806
Las Vegas Sands Corp.	496	35,662
Marriott International Inc./MD, Class A	392	50,113
MGM Resorts International	572	17,944
Wyndham Destinations Inc.	164	7,564
Wyndham Hotels & Resorts Inc.	164	9,512
Wynn Resorts Ltd.	100	16,678

		191,227

Machinery — 0.1%
Middleby Corp. (The)(a)	20	2,050
Welbilt Inc.(a)	100	2,280

		4,330

Office Furnishings — 0.0%
Herman Miller Inc.	48	1,817

Oil & Gas — 0.1%
Murphy USA Inc.(a)	48	3,804

Pharmaceuticals — 0.3%
CVS Health Corp.	292	18,939

Real Estate — 0.1%
RE/MAX Holdings Inc., Class A	28	1,422
Realogy Holdings Corp.	100	2,187

		3,609

Real Estate Investment Trusts — 1.4%
Apple Hospitality REIT Inc.	168	3,022
CorePoint Lodging Inc.(a)	78	1,970
Host Hotels & Resorts Inc.	532	11,140
Macerich Co. (The)	104	6,142
Park Hotels & Resorts Inc.	120	3,754
Ruth’s Hospitality Group Inc.	72	2,084
Ryman Hospitality Properties Inc.	32	2,720
Tailored Brands Inc.	140	2,823
Tanger Factory Outlet Centers Inc.	120	2,862
Tapestry Inc.	740	34,869

Security	Shares	Value

Real Estate Investment Trusts (continued)
Taubman Centers Inc.	72	$4,468

		75,854

Retail — 56.1%
Abercrombie & Fitch Co., Class A	184	4,359
Advance Auto Parts Inc.	168	23,727
American Eagle Outfitters Inc.	468	11,784
AutoNation Inc.(a)	84	4,076
AutoZone Inc.(a)	60	42,332
Beacon Roofing Supply Inc.(a)	48	2,020
Bed Bath & Beyond Inc.	380	7,117
Best Buy Co. Inc.	540	40,516
Big Lots Inc.	124	5,385
BJ’s Restaurants Inc.	36	2,277
Bloomin’ Brands Inc.	192	3,713
Brinker International Inc.	116	5,472
Buckle Inc. (The)	76	1,828
Burlington Stores Inc.(a)	196	29,951
Caleres Inc.	100	3,349
CarMax Inc.(a)	272	20,313
Casey’s General Stores Inc.	84	9,188
Cheesecake Factory Inc. (The)	84	4,707
Chico’s FAS Inc.	384	3,341
Children’s Place Inc. (The)	56	6,882
Chipotle Mexican Grill Inc.(a)	44	19,081
Copart Inc.(a)	72	4,132
Costco Wholesale Corp.	1,016	222,209
Cracker Barrel Old Country Store Inc.	56	8,204
Darden Restaurants Inc.	268	28,660
Dave & Buster’s Entertainment Inc.(a)	108	5,308
Denny’s Corp.(a)	144	2,095
Dick’s Sporting Goods Inc.	208	7,101
Dillard’s Inc., Class A(b)	36	2,890
Dine Brands Global Inc.	44	3,125
Dollar General Corp.	704	69,098
Dollar Tree Inc.(a)	704	64,261
Domino’s Pizza Inc.	104	27,317
DSW Inc., Class A	192	5,269
Dunkin’ Brands Group Inc.	100	6,963
Express Inc.(a)	240	2,311
FirstCash Inc.	76	6,171
Five Below Inc.(a)	156	15,157
Floor & Decor Holdings Inc., Class A(a)	72	3,438
Foot Locker Inc.	256	12,495
GameStop Corp., Class A	212	3,055
Gap Inc. (The)	696	20,998
Genesco Inc.(a)	56	2,279
Genuine Parts Co.	124	12,067
Guess? Inc.	140	3,172
Home Depot Inc. (The)	2,560	505,651
Jack in the Box Inc.	64	5,391
JC Penney Co. Inc.(a)(b)	548	1,343
Kohl’s Corp.	488	36,049
L Brands Inc.	760	24,069
La-Z-Boy Inc.	72	2,196
Lithia Motors Inc., Class A	28	2,493
Lowe’s Companies Inc.	1,580	156,957
Lululemon Athletica Inc.(a)	284	34,066
Macy’s Inc.	672	26,699
McDonald’s Corp.	1,296	204,172
Michaels Companies Inc. (The)(a)	336	6,858

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued)	iShares® Evolved U.S. Discretionary Spending ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Retail (continued)
MSC Industrial Direct Co. Inc., Class A	40	$3,385
Nordstrom Inc.	280	14,675
Office Depot Inc.	956	2,400
Ollie’s Bargain Outlet Holdings Inc.(a)	124	8,618
O’Reilly Automotive Inc.(a)	200	61,200
Papa John’s International Inc.	60	2,518
PriceSmart Inc.	56	4,578
RH(a)(b)	56	7,608
Rite Aid Corp.(a)(b)	1,812	3,642
Ross Stores Inc.	1,100	96,173
Sally Beauty Holdings Inc.(a)	324	5,343
Sonic Corp.	68	2,390
Starbucks Corp.	1,880	98,493
Target Corp.	1,496	120,697
Texas Roadhouse Inc.	144	9,049
Tiffany & Co.	256	35,215
TJX Companies Inc. (The)	1,708	166,120
Tractor Supply Co.	332	25,909
Ulta Salon Cosmetics & Fragrance Inc.(a)	160	39,102
Urban Outfitters Inc.(a)	200	8,880
Walgreens Boots Alliance Inc.	1,260	85,201
Walmart Inc.	3,468	309,450
Wendy’s Co. (The)	340	5,671
Williams-Sonoma Inc.	228	13,336
Wingstop Inc.	48	2,369
Yum China Holdings Inc.	764	27,565
Yum! Brands Inc.	724	57,406

		3,012,130

Software — 0.1%
CDK Global Inc.	84	5,246

Textiles — 0.0%
UniFirst Corp./MA	16	2,994

Security	Shares	Value

Toys, Games & Hobbies — 0.3%
Hasbro Inc.	96	$9,563
Mattel Inc.	312	4,951

		14,514

Transportation — 0.8%
FedEx Corp.	168	41,306

Total Common Stocks — 99.4%
(Cost: $4,929,133)		5,336,661

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.14%(c)(d)(e)	29,994	30,003
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.83%(c)(d)	28,996	28,996

		58,999

Total Short-Term Investments — 1.1%
(Cost: $58,996)		58,999

Total Investments in Securities — 100.5%
(Cost: $4,988,129)		5,395,660

Other Assets, Less Liabilities — (0.5)%		(26,780)

Net Assets — 100.0%		$5,368,880

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/21/18	(a)	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		29,994	29,994	$30,003	$57	(c)	$1		$3
BlackRock Cash Funds: Treasury, SL Agency Shares	—		28,996	28,996	28,996	178		—		—

					$58,999	$235		$1		$3

(a)	The Fund commenced operations on March 21, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Discretionary Spending ETF
July 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,336,661	$—	$—	$5,336,661
Money Market Funds	58,999	—	—	58,999

	$5,395,660	$—	$—	$5,395,660

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments	iShares® Evolved U.S. Financials ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 46.5%
Ameris Bancorp	64	$2,982
Associated Banc-Corp.	347	9,369
BancFirst Corp.	46	2,857
Bank of America Corp.	7,496	231,476
Bank of Hawaii Corp.	94	7,566
Bank of New York Mellon Corp. (The)	1,485	79,403
Bank OZK	234	9,571
BankUnited Inc.	216	8,394
Banner Corp.	52	3,274
BB&T Corp.	1,462	74,284
BOK Financial Corp.	53	5,159
Boston Private Financial Holdings Inc.	128	1,843
Bryn Mawr Bank Corp.	63	3,078
Capital One Financial Corp.	764	72,060
Cathay General Bancorp.	180	7,486
CenterState Bank Corp.	173	4,801
Chemical Financial Corp.	147	8,350
CIT Group Inc.	196	10,374
Citizens Financial Group Inc.	874	34,768
City Holding Co.	40	3,219
Columbia Banking System Inc.	153	6,262
Comerica Inc.	314	30,439
Commerce Bancshares Inc./MO	191	12,759
Community Bank System Inc.	114	7,211
ConnectOne Bancorp. Inc.	76	1,885
Cullen/Frost Bankers Inc.	118	13,038
CVB Financial Corp.	244	5,836
Eagle Bancorp. Inc.(a)	67	3,621
East West Bancorp. Inc.	288	18,645
Enterprise Financial Services Corp.	58	3,263
FCB Financial Holdings Inc., Class A(a)	84	4,284
Fifth Third Bancorp.	1,316	38,940
First BanCorp./Puerto Rico(a)	384	3,156
First Bancorp./Southern Pines NC	71	2,941
First Busey Corp.	112	3,553
First Citizens BancShares Inc./NC, Class A	15	6,102
First Commonwealth Financial Corp.	268	4,521
First Financial Bancorp.	210	6,374
First Financial Bankshares Inc.	142	8,037
First Hawaiian Inc.	121	3,419
First Horizon National Corp.	652	11,664
First Interstate BancSystem Inc., Class A	83	3,581
First Midwest Bancorp. Inc.	230	6,134
FNB Corp./PA	695	8,917
Fulton Financial Corp.	382	6,628
Glacier Bancorp. Inc.	173	7,387
Goldman Sachs Group Inc. (The)	603	143,170
Great Western Bancorp. Inc.	127	5,315
Hancock Whitney Corp.	169	8,492
Hanmi Financial Corp.	79	1,979
Heartland Financial USA Inc.	71	4,171
Heritage Financial Corp./WA	75	2,629
Home BancShares Inc./AR	318	7,374
Hope Bancorp Inc.	282	4,732
Huntington Bancshares Inc./OH	1,901	29,351
IBERIABANK Corp.	112	9,307
Independent Bank Corp./Rockland MA	58	5,127
Independent Bank Group Inc.	43	2,885

Security	Shares	Value

Banks (continued)
International Bancshares Corp.	134	$5,956
JPMorgan Chase &Co.	2,018	231,969
KeyCorp .	2,018	42,116
Lakeland Bancorp. Inc.	132	2,561
Lakeland Financial Corp.	67	3,249
LegacyTexas Financial Group Inc.	91	3,989
M&T Bank Corp.	119	20,629
MB Financial Inc.	162	7,849
Morgan Stanley	2,184	110,423
National Bank Holdings Corp., Class A	71	2,810
NBT Bancorp. Inc.	113	4,547
Northern Trust Corp.	407	44,453
Old National Bancorp./IN	329	6,399
PacWest Bancorp.	229	11,500
Park National Corp.	33	3,614
Pinnacle Financial Partners Inc.	147	9,188
Popular Inc.	194	9,628
Prosperity Bancshares Inc.	143	10,031
Regions Financial Corp.	2,153	40,067
Renasant Corp.	114	5,094
S&T Bancorp. Inc.	84	3,760
Sandy Spring Bancorp. Inc.	78	3,051
Seacoast Banking Corp. of Florida(a)	99	2,902
ServisFirst Bancshares Inc.	94	3,972
Simmons First National Corp., Class A	177	5,275
South State Corp.	82	6,863
Southside Bancshares Inc.	85	2,915
State Bank Financial Corp.	96	3,019
State Street Corp.	643	56,783
SunTrust Banks Inc.	894	64,431
SVB Financial Group(a)	95	29,249
Synovus Financial Corp.	236	11,663
TCF Financial Corp.	260	6,529
Texas Capital Bancshares Inc.(a)	54	4,903
Tompkins Financial Corp.	38	3,256
U.S. Bancorp.	3,007	159,401
UMB Financial Corp.	94	6,758
Umpqua Holdings Corp.	398	8,477
Union Bankshares Corp.	140	5,671
United Community Banks Inc./GA	128	3,844
Valley National Bancorp.	594	6,920
Webster Financial Corp.	186	12,003
Wells Fargo &Co.	3,849	220,509
WesBanco Inc.	103	5,034
Westamerica Bancorp.	61	3,661
Western Alliance Bancorp.(a)	152	8,621
Wintrust Financial Corp.	116	10,177
Zions BanCorp.	385	19,905

		2,289,067
Commercial Services — 4.4%
Automatic Data Processing Inc.	246	33,208
CoreLogic Inc./U.S.(a)	64	3,117
Equifax Inc.	78	9,789
Euronet Worldwide Inc.(a)	25	2,299
FleetCor Technologies Inc.(a)	42	9,114
Global Payments Inc.	100	11,257
Green Dot Corp., Class A(a)	57	4,521
H&R Block Inc.	95	2,390
HealthEquity Inc.(a)	37	2,793
Insperity Inc.	29	2,758

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Financials ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services (continued)
MarketAxess Holdings Inc.	33	$6,394
Moody’s Corp.	161	27,550
PayPal Holdings Inc.(a)	41	3,368
S&P Global Inc.	175	35,077
Service Corp. International/U.S.	111	4,368
Total System Services Inc.	164	15,013
Verisk Analytics Inc.(a)	127	14,049
Western Union Co. (The)	326	6,572
WEX Inc.(a)	37	7,023
Worldpay Inc., Class A(a)	197	16,191

		216,851
Diversified Financial Services — 15.6%
Affiliated Managers Group Inc.	61	9,761
Alliance Data Systems Corp.	33	7,421
Ally Financial Inc.	740	19,802
American Express Co.	1,012	100,714
Ameriprise Financial Inc.	210	30,591
Artisan Partners Asset Management Inc., Class A	70	2,411
BGC Partners Inc., Class A	217	2,331
Cboe Global Markets Inc.	101	9,810
Charles Schwab Corp. (The)	1,876	95,789
CME Group Inc.	236	37,552
Credit Acceptance Corp.(a)	23	8,823
Discover Financial Services	480	34,277
E*TRADE Financial Corp.(a)	435	26,017
Eaton Vance Corp., NVS	167	8,873
Evercore Inc., Class A	38	4,294
Franklin Resources Inc.	455	15,616
Hilltop Holdings Inc.	160	3,328
Interactive Brokers Group Inc., Class A	71	4,250
Intercontinental Exchange Inc.	498	36,807
Jefferies Financial Group Inc.	355	8,609
Legg Mason Inc.	140	4,778
LendingTree Inc.(a)	5	1,194
LPL Financial Holdings Inc.	116	7,690
Mastercard Inc., Class A	461	91,278
Moelis & Co., Class A	41	2,608
Nasdaq Inc.	105	9,597
Navient Corp.	271	3,580
OneMain Holdings Inc.(a)	116	3,857
Raymond James Financial Inc.	231	21,157
Santander Consumer USA Holdings Inc.	147	2,828
SEI Investments Co.	153	9,171
SLM Corp.(a)	711	8,027
Stifel Financial Corp.	123	6,781
Synchrony Financial	969	28,043
T Rowe Price Group Inc.	323	38,463
TD Ameritrade Holding Corp.	303	17,316
Visa Inc., Class A	304	41,569
Waddell & Reed Financial Inc., Class A	137	2,837

		767,850
Electric — 0.1%
Hawaiian Electric Industries Inc.	139	4,889

Forest Products & Paper — 0.1%
International Paper Co.	102	5,480

Health Care - Services — 3.4%
Aetna Inc.	193	36,359
Anthem Inc.	138	34,914

Security	Shares	Value

Health Care - Services (continued)
Cigna Corp.	250	$44,855
Molina Healthcare Inc.(a)	33	3,435
UnitedHealth Group Inc.	180	45,580
WellCare Health Plans Inc.(a)	8	2,139

		167,282
Holding Companies - Diversified — 0.1%
Spectrum Brands Holdings Inc.(a)	23	2,009

Insurance — 21.2%
Aflac Inc.	1,363	63,434
Allstate Corp. (The)	587	55,835
American Financial Group Inc./OH	139	15,664
American International Group Inc.	1,709	94,354
American National Insurance Co.	22	2,838
AmTrust Financial Services Inc.	201	2,911
Arthur J Gallagher &Co.	250	17,838
Assurant Inc.	74	8,162
Berkshire Hathaway Inc., Class B(a)	625	123,669
Brighthouse Financial Inc.(a)	154	6,688
Brown & Brown Inc.	331	9,685
Cincinnati Financial Corp.	297	22,462
CNA Financial Corp.	66	3,088
Employers Holdings Inc.	56	2,601
Erie Indemnity Co., Class A, NVS	33	4,100
Fidelity National Financial Inc.	344	13,932
Genworth Financial Inc., Class A(a)	837	3,850
Hanover Insurance Group Inc. (The)	81	10,159
Hartford Financial Services Group Inc. (The)	674	35,520
Horace Mann Educators Corp.	85	3,715
Kemper Corp.	83	6,623
Lincoln National Corp.	393	26,763
Loews Corp.	240	12,187
Markel Corp.(a)	19	22,230
Marsh & McLennan Companies Inc.	664	55,351
Mercury General Corp.	60	3,086
MetLife Inc.	1,487	68,015
MGIC Investment Corp.(a)	653	8,149
National General Holdings Corp.	118	3,254
NMI Holdings Inc., Class A(a)	119	2,487
Principal Financial Group Inc.	530	30,782
ProAssurance Corp.	105	4,337
Progressive Corp. (The)	1,039	62,350
Prudential Financial Inc.	778	78,508
Radian Group Inc.	374	7,162
RLI Corp.	90	6,728
Safety Insurance Group Inc.	33	3,023
Selective Insurance Group Inc.	112	6,698
Torchmark Corp.	220	19,375
Travelers Companies Inc. (The)	487	63,378
Universal Insurance Holdings Inc.	64	2,842
Unum Group	424	16,846
Voya Financial Inc.	307	15,510
WR Berkley Corp.	189	14,328

		1,040,517
Leisure Time — 0.1%
Harley-Davidson Inc.	81	3,474

Machinery — 0.8%
Caterpillar Inc.	265	38,107

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued)	iShares® Evolved U.S. Financials ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Manufacturing — 2.1%
General Electric Co.	7,582	$103,343

Media — 0.1%
FactSet Research Systems Inc.	16	3,222

Pharmaceuticals — 0.1%
Express Scripts Holding Co.(a)	80	6,357

Real Estate — 0.0%
Realogy Holdings Corp.	87	1,903

Real Estate Investment Trusts — 0.9%
AGNC Investment Corp.	213	4,147
Annaly Capital Management Inc.	930	9,970
Colony Capital Inc.	415	2,556
MFA Financial Inc.	382	3,075
New Residential Investment Corp.	268	4,794
Two Harbors Investment Corp.	150	2,325
Weyerhaeuser Co.	492	16,817

		43,684

Retail — 0.1%
FirstCash Inc.	30	2,436
Nu Skin Enterprises Inc., Class A	40	2,914

		5,350

Savings & Loans — 1.7%
Beneficial Bancorp. Inc.	159	2,584
Berkshire Hills Bancorp. Inc.	75	3,045
BofI Holding Inc.(a)	95	3,707
Brookline Bancorp. Inc.	175	3,185
Capitol Federal Financial Inc.	292	3,816
Investors Bancorp. Inc.	501	6,272
Meridian Bancorp. Inc.	113	2,068
Meta Financial Group Inc.	19	1,700
New York Community Bancorp. Inc.	937	10,091
Northwest Bancshares Inc.	224	4,036
OceanFirst Financial Corp.	97	2,829
Pacific Premier Bancorp. Inc.(a)	95	3,515

Security	Shares	Value

Savings & Loans (continued)
People’s United Financial Inc.	759	$13,837
Provident Financial Services Inc.	140	3,576
Sterling Bancorp./DE	450	9,990
Washington Federal Inc.	174	5,838
WSFS Financial Corp.	71	4,026

		84,115

Software — 1.6%
Black Knight Inc.(a)	48	2,479
Broadridge Financial Solutions Inc.	90	10,168
Fidelity National Information Services Inc.	285	29,392
First Data Corp., Class A(a)	285	6,629
Fiserv Inc.(a)	191	14,417
Guidewire Software Inc.(a)	40	3,448
MSCI Inc.	47	7,811
SS&C Technologies Holdings Inc.	91	4,830

		79,174

Total Common Stocks — 98.9%
(Cost: $4,866,979)		4,862,674

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.83%(b)(c)	39,373	39,373

Total Short-Term Investments — 0.8%
(Cost: $39,373)		39,373

Total Investments in Securities — 99.7%
(Cost: $4,906,352)		4,902,047

Other Assets, Less Liabilities — 0.3%		16,906

Net Assets — 100.0%		$4,918,953

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/21/18	(a)	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—		39,373	39,373	$39,373	$218	$—		$—

(a)	The Fund commenced operations on March 21, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Financials ETF
July 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,862,674	$—	$—	$4,862,674
Money Market Funds	39,373	—	—	39,373

	$4,902,047	$—	$—	$4,902,047

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments	iShares® Evolved U.S. Healthcare Staples ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Boeing Co. (The)	20	$7,126
Lockheed Martin Corp.	40	13,044
Northrop Grumman Corp.	76	22,837
Raytheon Co.	52	10,298

		53,305
Biotechnology — 3.5%
Bio-Rad Laboratories Inc., Class A(a)	48	14,719
Exact Sciences Corp.(a)	352	20,574
Illumina Inc.(a)	440	142,719
Myriad Genetics Inc.(a)	192	8,400
NeoGenomics Inc.(a)	240	3,360

		189,772
Commercial Services — 1.2%
Adtalem Global Education Inc.(a)	116	6,328
AMN Healthcare Services Inc.(a)	132	7,986
ASGN Inc.(a)	32	2,890
Bright Horizons Family Solutions Inc.(a)	64	6,847
Career Education Corp.(a)	116	2,134
Graham Holdings Co., Class B	8	4,472
Grand Canyon Education Inc.(a)	76	8,856
Healthcare Services Group Inc.	176	7,086
HealthEquity Inc.(a)	56	4,228
HMS Holdings Corp.(a)	260	6,222
Insperity Inc.	40	3,804
Strategic Education Inc.	20	2,357

		63,210
Computers — 0.4%
Conduent Inc.(a)	240	4,310
Leidos Holdings Inc.	136	9,305
MAXIMUS Inc.	140	9,074

		22,689
Diversified Financial Services — 0.1%
WageWorks Inc.(a)	52	2,746

Electrical Components & Equipment — 0.0%
Novanta Inc.(a)	44	2,743

Electronics — 1.4%
Accelerate Diagnostics Inc.(a)	96	2,107
Agilent Technologies Inc.	572	37,775
OSI Systems Inc.(a)	36	2,871
PerkinElmer Inc.	208	16,470
Waters Corp.(a)	96	18,938

		78,161
Engineering & Construction — 0.1%
AECOM(a)	84	2,819

Environmental Control — 0.1%
Stericycle Inc.(a)	96	6,707

Health Care - Products — 36.9%
Abaxis Inc.	52	4,316
Abbott Laboratories	4,256	278,938
ABIOMED Inc.(a)	124	43,962
Align Technology Inc.(a)	108	38,518
AngioDynamics Inc.(a)	96	2,029
AtriCure Inc.(a)	96	2,750
Atrion Corp.	4	2,752

Security	Shares	Value

Health Care - Products (continued)
Avanos Medical Inc.(a)	80	$4,416
AxoGen Inc.(a)	44	1,977
Baxter International Inc.	752	54,482
Becton Dickinson and Co.	688	172,255
Bio-Techne Corp.	56	8,996
BioTelemetry Inc.(a)	92	4,830
Boston Scientific Corp.(a)	3,816	128,256
Bruker Corp.	152	4,925
Cantel Medical Corp.	48	4,450
Cardiovascular Systems Inc.(a)	84	3,186
Cooper Companies Inc. (The)	140	36,470
Cutera Inc.(a)	28	1,120
Danaher Corp.	1,388	142,381
DENTSPLY SIRONA Inc.	372	17,897
Edwards Lifesciences Corp.(a)	656	93,447
Foundation Medicine Inc.(a)	32	4,384
Genomic Health Inc.(a)	48	2,577
Globus Medical Inc., Class A(a)	168	8,649
Haemonetics Corp.(a)	96	9,373
Henry Schein Inc.(a)	400	31,764
Hill-Rom Holdings Inc.	160	15,072
Hologic Inc.(a)	656	28,149
ICU Medical Inc.(a)	40	11,472
IDEXX Laboratories Inc.(a)	164	40,169
Inogen Inc.(a)	52	10,361
Insulet Corp.(a)	132	10,977
Integer Holdings Corp.(a)	60	4,287
Integra LifeSciences Holdings Corp.(a)	168	10,472
Intersect ENT Inc.(a)	44	1,423
Intuitive Surgical Inc.(a)	380	193,112
iRhythm Technologies Inc.(a)	56	4,231
K2M Group Holdings Inc.(a)	104	2,119
LeMaitre Vascular Inc.	44	1,584
Luminex Corp.	92	3,115
Masimo Corp.(a)	148	14,714
Merit Medical Systems Inc.(a)	136	7,385
Natus Medical Inc.(a)	84	3,066
Nevro Corp.(a)	64	3,601
NuVasive Inc.(a)	144	8,359
NxStage Medical Inc.(a)	172	4,828
OPKO Health Inc.(a)	628	3,529
OraSure Technologies Inc.(a)	156	2,619
Patterson Companies Inc.	200	4,904
Penumbra Inc.(a)	84	11,949
Quidel Corp.(a)	80	5,429
ResMed Inc.	408	43,158
Stryker Corp.	892	145,619
Teleflex Inc.	116	31,634
Thermo Fisher Scientific Inc.	864	202,634
Varex Imaging Corp.(a)	68	2,600
Varian Medical Systems Inc.(a)	184	21,243
Zimmer Biomet Holdings Inc.	524	65,773

		2,028,687
Health Care - Services — 39.0%
Acadia Healthcare Co. Inc.(a)	256	10,107
Aetna Inc.	980	184,622
Amedisys Inc.(a)	120	11,236
Anthem Inc.	788	199,364
Brookdale Senior Living Inc.(a)	476	4,565
Centene Corp.(a)	588	76,634

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Healthcare Staples ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care - Services (continued)
Charles River Laboratories International Inc.(a)	36	$4,475
Chemed Corp.	40	12,641
Cigna Corp.	536	96,169
Community Health Systems Inc.(a)	388	1,296
DaVita Inc.(a)	608	42,730
Encompass Health Corp.	388	29,344
Ensign Group Inc. (The)	184	6,637
Envision Healthcare Corp.(a)	504	22,307
HCA Healthcare Inc.	1,180	146,591
Humana Inc.	500	157,090
IQVIA Holdings Inc.(a)	240	29,266
Laboratory Corp. of America Holdings(a)	328	57,512
LHC Group Inc.(a)	115	9,899
LifePoint Health Inc.(a)	148	9,590
Magellan Health Inc.(a)	76	5,529
MEDNAX Inc.(a)	372	15,918
Molina Healthcare Inc.(a)	84	8,744
National HealthCare Corp.	32	2,307
Providence Service Corp. (The)(a)	40	2,803
Quest Diagnostics Inc.	452	48,689
Select Medical Holdings Corp.(a)	448	9,318
Syneos Health Inc.(a)	48	2,365
Teladoc Inc.(a)	128	7,661
Tenet Healthcare Corp.(a)	356	13,396
Tivity Health Inc.(a)	148	4,988
U.S. Physical Therapy Inc.	48	5,028
UnitedHealth Group Inc.	3,264	826,510
Universal Health Services Inc., Class B	320	39,072
WellCare Health Plans Inc.(a)	152	40,648

		2,145,051

Internet — 0.0%
HealthStream Inc.	68	1,909

Pharmaceuticals — 9.1%
Akorn Inc.(a)	100	1,852
AmerisourceBergen Corp.	412	33,714
Cardinal Health Inc.	840	41,958
CVS Health Corp.	3,168	205,476
DexCom Inc.(a)	180	17,123
Diplomat Pharmacy Inc.(a)	184	3,824
Express Scripts Holding Co.(a)	1,520	120,779
McKesson Corp.	496	62,298
Owens & Minor Inc.	136	2,566
PRA Health Sciences Inc.(a)	56	5,888
Premier Inc., Class A(a)	188	7,031

		502,509

Real Estate Investment Trusts — 2.7%
CoreCivic Inc.	184	4,718
GEO Group Inc. (The)	208	5,383
HCP Inc.	632	16,369

Security	Shares	Value

Real Estate Investment Trusts (continued)
LTC Properties Inc.	60	$2,530
Medical Properties Trust Inc.	924	13,315
National Health Investors Inc.	80	5,987
Omega Healthcare Investors Inc.	268	7,957
Physicians Realty Trust	328	5,169
Sabra Health Care REIT Inc.	320	6,915
Ventas Inc.	568	32,024
Welltower Inc.	800	50,080

		150,447
Retail — 1.8%
Rite Aid Corp.(a)	2,212	4,446
Walgreens Boots Alliance Inc.	1,400	94,668

		99,114
Software — 1.8%
2U Inc.(a)(b)	56	4,237
Allscripts Healthcare Solutions Inc.(a)	536	6,561
athenahealth Inc.(a)	76	11,454
Cerner Corp.(a)	932	57,858
Cotiviti Holdings Inc.(a)	108	4,821
Evolent Health Inc., Class A(a)	196	3,959
Omnicell Inc.(a)	84	4,998
Tabula Rasa HealthCare Inc.(a)	40	2,330

		96,218

Total Common Stocks — 99.1%
(Cost: $4,916,167)		5,446,087

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.14%(c)(d)(e)	4,308	4,310
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.83%(c)(d)	46,420	46,420

		50,730

Total Short-Term Investments — 0.9%
(Cost: $50,729)		50,730

Total Investments in Securities — 100.0%
(Cost: $4,966,896)		5,496,817

Other Assets, Less Liabilities — (0.0)%		(1,443)

Net Assets — 100.0%		$5,495,374

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued)	iShares® Evolved U.S. Healthcare Staples ETF
July 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/21/18	(a)	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		4,308	4,308	$4,310	$25	(c)	$—		$1
BlackRock Cash Funds: Treasury, SL Agency Shares	—		46,420	46,420	46,420	230		—		—

					$50,730	$255		$—		$1

(a)	The Fund commenced operations on March 21, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,441,703	$4,384	$—	$5,446,087
Money Market Funds	50,730	—	—	50,730

	$5,492,433	$4,384	$—	$5,496,817

See notes to financial statements.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® Evolved U.S. Innovative Healthcare ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 43.8%
Abeona Therapeutics Inc.(a)	136	$1,965
ACADIA Pharmaceuticals Inc.(a)	412	6,217
Acceleron Pharma Inc.(a)	188	8,189
Achillion Pharmaceuticals Inc.(a)	624	1,610
Acorda Therapeutics Inc.(a)	204	5,090
Aduro Biotech Inc.(a)	184	1,076
Agenus Inc.(a)	348	637
Alder Biopharmaceuticals Inc.(a)	312	5,912
Alexion Pharmaceuticals Inc.(a)	917	121,924
Alnylam Pharmaceuticals Inc.(a)	496	47,120
AMAG Pharmaceuticals Inc.(a)	128	2,822
Amgen Inc.	1,371	269,470
Amicus Therapeutics Inc.(a)	876	12,746
AnaptysBio Inc.(a)	68	5,326
ANI Pharmaceuticals Inc.(a)	28	1,875
Arena Pharmaceuticals Inc.(a)	256	9,879
ArQule Inc.(a)	498	2,480
Arrowhead Pharmaceuticals Inc.(a)	360	5,245
Assembly Biosciences Inc.(a)	88	3,892
Atara Biotherapeutics Inc.(a)	128	4,806
Audentes Therapeutics Inc.(a)	128	4,819
AVEO Pharmaceuticals Inc.(a)	536	1,142
BioCryst Pharmaceuticals Inc.(a)	428	2,525
Biogen Inc.(a)	752	251,446
BioMarin Pharmaceutical Inc.(a)	869	87,387
Bio-Rad Laboratories Inc., Class A(a)	8	2,453
Bluebird Bio Inc.(a)	284	43,992
Blueprint Medicines Corp.(a)	184	10,955
Cambrex Corp.(a)	48	3,000
Cara Therapeutics Inc.(a)	144	2,582
Celgene Corp.(a)	2,745	247,297
Celldex Therapeutics Inc.(a)	668	311
ChemoCentryx Inc.(a)	132	1,526
Cymabay Therapeutics Inc.(a)	319	3,570
CytomX Therapeutics Inc.(a)	156	4,109
Deciphera Pharmaceuticals Inc.(a)	84	2,890
Denali Therapeutics Inc.(a)	344	4,331
Dicerna Pharmaceuticals Inc.(a)	192	2,419
Dynavax Technologies Corp.(a)	256	3,456
Editas Medicine Inc.(a)	192	5,710
Emergent BioSolutions Inc.(a)	128	6,957
Epizyme Inc.(a)	240	3,096
Esperion Therapeutics Inc.(a)	124	5,573
Exact Sciences Corp.(a)	184	10,755
Exelixis Inc.(a)	1,288	26,662
Fate Therapeutics Inc.(a)	220	1,965
FibroGen Inc.(a)	312	19,687
Five Prime Therapeutics Inc.(a)	180	2,682
Geron Corp.(a)(b)	492	1,766
Gilead Sciences Inc.	3,230	251,391
GlycoMimetics Inc.(a)	185	2,718
Halozyme Therapeutics Inc.(a)	480	8,688
ImmunoGen Inc.(a)	758	7,049
Immunomedics Inc.(a)	804	19,240
Incyte Corp.(a)	356	23,688
Innoviva Inc.(a)	236	3,339
Insmed Inc.(a)	360	8,953
Intellia Therapeutics Inc.(a)	136	3,620

Security	Shares	Value

Biotechnology (continued)
Intercept Pharmaceuticals Inc.(a)	88	$8,020
Intrexon Corp.(a)(b)	176	2,580
Ionis Pharmaceuticals Inc.(a)(b)	580	25,334
Iovance Biotherapeutics Inc.(a)	396	5,623
Karyopharm Therapeutics Inc.(a)	224	3,983
Lexicon Pharmaceuticals Inc.(a)	212	2,540
Ligand Pharmaceuticals Inc.(a)	96	20,960
Loxo Oncology Inc.(a)	137	22,960
MacroGenics Inc.(a)	160	3,304
Medicines Co. (The)(a)	312	12,396
Myriad Genetics Inc.(a)	140	6,125
Novavax Inc.(a)	1,288	1,636
Omeros Corp.(a)	188	3,959
Pieris Pharmaceuticals Inc.(a)	256	1,406
PTC Therapeutics Inc.(a)	202	7,690
Puma Biotechnology Inc.(a)	156	7,511
Radius Health Inc.(a)	200	4,800
Regeneron Pharmaceuticals Inc.(a)	379	139,476
REGENXBIO Inc.(a)	136	9,561
Retrophin Inc.(a)	188	5,196
Rigel Pharmaceuticals Inc.(a)	716	2,019
Sage Therapeutics Inc.(a)	247	35,647
Sangamo Therapeutics Inc.(a)	396	5,405
Seattle Genetics Inc.(a)	516	36,326
Solid Biosciences Inc.(a)	65	2,613
Spark Therapeutics Inc.(a)	152	11,662
Spectrum Pharmaceuticals Inc.(a)	468	9,964
Stemline Therapeutics Inc.(a)	148	2,279
Ultragenyx Pharmaceutical Inc.(a)	224	17,721
United Therapeutics Corp.(a)	188	23,107
Verastem Inc.(a)	403	3,103
Vertex Pharmaceuticals Inc.(a)	1,266	221,613
Viking Therapeutics Inc.(a)	258	2,632
ZIOPHARM Oncology Inc.(a)(b)	608	1,575

		2,282,756

Electrical Components & Equipment — 0.1%
Universal Display Corp.	56	5,393

Health Care - Products — 6.9%
Abaxis Inc.	24	1,992
Abbott Laboratories	1,984	130,031
ABIOMED Inc.(a)	60	21,272
AxoGen Inc.(a)	56	2,516
Baxter International Inc.	604	43,760
Bio-Techne Corp.	44	7,068
Cooper Companies Inc. (The)	68	17,714
Foundation Medicine Inc.(a)	32	4,384
Glaukos Corp.(a)	104	4,327
Globus Medical Inc., Class A(a)	84	4,324
Haemonetics Corp.(a)	52	5,077
Hologic Inc.(a)	144	6,179
ICU Medical Inc.(a)	20	5,736
IDEXX Laboratories Inc.(a)	92	22,534
Insulet Corp.(a)	84	6,986
Integra LifeSciences Holdings Corp.(a)	68	4,238
Intersect ENT Inc.(a)	72	2,329
Intuitive Surgical Inc.(a)	45	22,869
Lantheus Holdings Inc.(a)	112	1,618
Merit Medical Systems Inc.(a)	52	2,824
Nevro Corp.(a)	56	3,151

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued)	iShares® Evolved U.S. Innovative Healthcare ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care - Products (continued)
NxStage Medical Inc.(a)	68	$1,909
OPKO Health Inc.(a)	916	5,148
Penumbra Inc.(a)	52	7,397
Quidel Corp.(a)	40	2,714
Repligen Corp.(a)	88	4,253
ResMed Inc.	180	19,040

		361,390
Health Care - Services — 0.9%
Catalent Inc.(a)	208	8,674
Charles River Laboratories International Inc.(a)	72	8,950
IQVIA Holdings Inc.(a)	208	25,363
Syneos Health Inc.(a)	112	5,519

		48,506
Pharmaceuticals — 47.4%
AbbVie Inc.	2,671	246,346
Achaogen Inc.(a)(b)	152	1,082
Aclaris Therapeutics Inc.(a)	136	2,331
Adamas Pharmaceuticals Inc.(a)	92	2,188
Aerie Pharmaceuticals Inc.(a)	180	12,159
Agios Pharmaceuticals Inc.(a)	228	19,702
Aimmune Therapeutics Inc.(a)	192	5,553
Akcea Therapeutics Inc.(a)(b)	52	1,644
Akebia Therapeutics Inc.(a)	200	2,060
Akorn Inc.(a)	208	3,852
AmerisourceBergen Corp.	56	4,583
Amneal Pharmaceuticals Inc.(a)	1,293	24,787
Amphastar Pharmaceuticals Inc.(a)	132	2,303
Anika Therapeutics Inc.(a)	40	1,601
Apellis Pharmaceuticals Inc.(a)	135	2,484
Array BioPharma Inc.(a)	944	14,528
Athenex Inc.(a)	140	2,698
Bausch Health Companies Inc.(a)	888	19,305
Bristol-Myers Squibb Co.	3,832	225,130
Clovis Oncology Inc.(a)	232	10,241
Coherus Biosciences Inc.(a)	196	3,734
Collegium Pharmaceutical Inc.(a)	108	2,081
Concert Pharmaceuticals Inc.(a)	96	1,535
Corbus Pharmaceuticals Holdings Inc.(a)	224	1,131
Corcept Therapeutics Inc.(a)	440	5,777
Cytokinetics Inc.(a)	216	1,588
Dermira Inc.(a)	276	2,688
DexCom Inc.(a)	148	14,079
Dova Pharmaceuticals Inc.(a)	64	1,381
Eagle Pharmaceuticals Inc./DE(a)	56	4,438
Eli Lilly & Co.	2,782	274,889
Enanta Pharmaceuticals Inc.(a)	68	6,631
Flexion Therapeutics Inc.(a)(b)	156	3,722
G1 Therapeutics Inc.(a)	88	4,519
Global Blood Therapeutics Inc.(a)	220	9,196
Heron Therapeutics Inc.(a)	328	12,284
Intra-Cellular Therapies Inc.(a)	208	4,175
Ironwood Pharmaceuticals Inc.(a)	600	11,568
Johnson & Johnson	3,740	495,625
Jounce Therapeutics Inc.(a)	72	508
Keryx Biopharmaceuticals Inc.(a)	492	2,086
Kura Oncology Inc.(a)	148	3,004
La Jolla Pharmaceutical Co.(a)(b)	92	3,042
Lannett Co. Inc.(a)	116	1,479
Madrigal Pharmaceuticals Inc.(a)	16	4,113

Security	Shares	Value

Pharmaceuticals (continued)
MediciNova Inc.(a)	164	$1,551
Merck & Co. Inc.	4,656	306,691
Mirati Therapeutics Inc.(a)	155	9,517
Momenta Pharmaceuticals Inc.(a)	324	9,590
MyoKardia Inc.(a)	140	8,036
Nektar Therapeutics(a)	799	42,027
Neurocrine Biosciences Inc.(a)	468	47,029
Pacira Pharmaceuticals Inc./DE(a)	152	6,110
Paratek Pharmaceuticals Inc.(a)	124	1,252
Pfizer Inc.	8,828	352,502
Portola Pharmaceuticals Inc.(a)	356	12,745
PRA Health Sciences Inc.(a)	84	8,832
Prestige Brands Holdings Inc.(a)	64	2,287
Progenics Pharmaceuticals Inc.(a)	308	2,459
Reata Pharmaceuticals Inc. Series A(a)	72	5,048
Revance Therapeutics Inc.(a)	144	4,140
Rhythm Pharmaceuticals Inc.(a)	80	2,483
Rocket Pharmaceuticals Inc.(a)	105	2,154
Sarepta Therapeutics Inc.(a)(b)	329	38,243
Sorrento Therapeutics Inc.(a)(b)	276	1,546
Supernus Pharmaceuticals Inc.(a)	220	11,649
Synergy Pharmaceuticals Inc.(a)(b)	1,136	1,931
TESARO Inc.(a)	184	6,409
TG Therapeutics Inc.(a)	236	2,773
TherapeuticsMD Inc.(a)(b)	640	3,341
Vanda Pharmaceuticals Inc.(a)	224	4,670
Voyager Therapeutics Inc.(a)(b)	128	2,414
Xencor Inc.(a)	240	8,933
Zoetis Inc.	816	70,568
Zogenix Inc.(a)	152	8,626

		2,465,406
Telecommunications — 0.1%
InterDigital Inc./PA	36	2,968

Total Common Stocks — 99.2% (Cost: $4,910,224)		5,166,419

Short-Term Investments

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.14%(c)(d)(e)	80,074	80,097
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.83%(c)(d)	53,493	53,493

		133,590

Total Short-Term Investments — 2.6% (Cost: $133,582)		133,590

Total Investments in Securities — 101.8% (Cost: $5,043,806)		5,300,009

Other Assets, Less Liabilities — (1.8)%		(94,468)

Net Assets — 100.0%		$5,205,541

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Innovative Healthcare ETF
July 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/21/18	(a)	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		80,074	80,074	$80,097	$172	(c)	$4		$8
BlackRock Cash Funds: Treasury, SL Agency Shares	—		53,493	53,493	53,493	276		—		—

					$133,590	$448		$4		$8

(a)	The Fund commenced operations on March 21, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,162,035	$4,384	$—	$5,166,419
Money Market Funds	133,590	—	—	133,590

	$5,295,625	$4,384	$—	$5,300,009

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments	iShares® Evolved U.S. Media and Entertainment ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Commercial Services — 0.6%
Graham Holdings Co., Class B	48	$26,832
Viad Corp.	64	3,673

		30,505
Entertainment — 7.3%
AMC Entertainment Holdings Inc., Class A	440	7,172
Cinemark Holdings Inc.	1,244	44,684
Dolby Laboratories Inc., Class A	564	36,350
IMAX Corp.(a)(b)	768	16,973
Lions Gate Entertainment Corp., Class A	1,276	30,433
Lions Gate Entertainment Corp., Class B, NVS	2,424	55,437
Live Nation Entertainment Inc.(a)(b)	1,008	49,674
Madison Square Garden Co. (The), Class A(a)	192	59,938
National CineMedia Inc.	964	7,963
Reading International Inc., Class A, NVS(a)	180	2,844
Scientific Games Corp./DE, Class A(a)	324	15,568
SeaWorld Entertainment Inc.(a)	476	10,139
Six Flags Entertainment Corp.	748	48,583
Speedway Motorsports Inc.	148	2,612

		388,370
Internet — 7.5%
IAC/InterActiveCorp.(a)	464	68,324
Netflix Inc.(a)	780	263,211
New Media Investment Group Inc.	472	8,491
Pandora Media Inc.(a)	2,064	13,911
Snap Inc., Class A, NVS(a)	2,816	35,200
Twitter Inc.(a)	188	5,992

		395,129
Leisure Time — 0.1%
Liberty TripAdvisor Holdings Inc., Class A(a)(b)	212	3,530

Lodging — 0.1%
Marcus Corp. (The)	120	4,626

Media — 63.3%
Altice USA Inc., Class A	988	16,924
AMC Networks Inc., Class A(a)(b)	864	52,091
Cable One Inc.	48	34,745
CBS Corp., Class B, NVS	4,932	259,768
Charter Communications Inc., Class A(a)	756	230,263
Comcast Corp., Class A	8,228	294,398
Daily Journal Corp.(a)(b)	8	1,878
Discovery Inc., Class A(a)	2,752	73,148
Discovery Inc., Class C, NVS(a)	4,864	119,411
DISH Network Corp., Class A(a)(b)	2,532	79,910
Entercom Communications Corp., Class A	2,648	19,992
EW Scripps Co. (The), Class A, NVS	1,376	18,026
Gannett Co. Inc.	996	10,528
Gray Television Inc.(a)	1,888	29,170
Hemisphere Media Group Inc.(a)(b)	412	4,944
Houghton Mifflin Harcourt Co.(a)	516	3,277
Liberty Broadband Corp., Class A(a)	288	22,850
Liberty Broadband Corp., Class C, NVS(a)	1,156	91,867
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	1,284	60,528
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	2,576	121,664
Meredith Corp.	760	40,394
MSG Networks Inc., Class A(a)	1,052	24,775
New York Times Co. (The), Class A	1,620	40,176
News Corp., Class A, NVS	5,396	81,318

Security	Shares	Value

Media (continued)
News Corp., Class B	1,728	$26,438
Nexstar Media Group Inc., Class A	1,000	74,450
Saga Communications Inc., Class A	108	4,088
Scholastic Corp., NVS	216	9,020
Sinclair Broadcast Group Inc., Class A	1,720	44,376
Sirius XM Holdings Inc.(b)	14,272	100,189
TEGNA Inc.	4,292	47,341
Tribune Media Co., Class A	1,252	42,380
Twenty-First Century Fox Inc., Class A, NVS	6,748	303,660
Twenty-First Century Fox Inc., Class B	6,856	304,544
Viacom Inc., Class A	220	7,568
Viacom Inc., Class B, NVS	7,664	222,639
Walt Disney Co. (The)	3,148	357,487
World Wrestling Entertainment Inc., Class A(b)	848	67,085

		3,343,310
Real Estate Investment Trusts — 0.8%
Lamar Advertising Co., Class A	460	33,870
Ryman Hospitality Properties Inc.	84	7,141

		41,011
Software — 11.3%
Activision Blizzard Inc.	3,448	253,152
Electronic Arts Inc.(a)	1,816	233,810
Glu Mobile Inc.(a)	804	4,285
Take-Two Interactive Software Inc.(a)	672	75,950
TiVo Corp.	1,308	15,892
Zynga Inc., Class A(a)	3,060	11,597

		594,686
Telecommunications — 2.4%
AT&T Inc.	3,718	118,865
Harmonic Inc.(a)(b)	464	2,134
Shenandoah Telecommunications Co.	124	4,092

		125,091
Toys, Games & Hobbies — 3.2%
Hasbro Inc.	1,312	130,688
Mattel Inc.	2,408	38,215

		168,903

Total Common Stocks — 96.6% (Cost: $4,818,270)		5,095,161

Short-Term Investments

Money Market Funds — 10.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.14%(c)(d)(e)	381,922	382,037
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.83%(c)(d)	178,979	178,979

		561,016

Total Short-Term Investments — 10.6% (Cost: $560,978)		561,016

Total Investments in Securities — 107.2% (Cost: $5,379,248)		5,656,177

Other Assets, Less Liabilities — (7.2)%		(379,379)

Net Assets — 100.0%		$5,276,798

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Media and Entertainment ETF
July 31, 2018

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/21/18	(a)	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		381,922	381,922	$382,037	$305	(c)	$16		$38
BlackRock Cash Funds: Treasury, SL Agency Shares	—		178,979	178,979	178,979	564		—		—

					$561,016	$869		$16		$38

(a)	The Fund commenced operations on March 21, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,095,161	$—	$—	$5,095,161
Money Market Funds	561,016	—	—	561,016

	$5,656,177	$—	$—	$5,656,177

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments	iShares® Evolved U.S. Technology ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising — 0.2%
Interpublic Group of Companies Inc. (The)	212	$4,781
Omnicom Group Inc.	116	7,984

		12,765
Aerospace & Defense — 0.2%
Northrop Grumman Corp.	16	4,808
Raytheon Co.	24	4,753

		9,561
Auto Parts & Equiptment — 0.0%
Lear Corp.	12	2,162

Banks — 0.3%
JPMorgan Chase &Co.	156	17,932

Biotechnology — 0.1%
Incyte Corp.(a)	40	2,662

Commercial Services — 4.3%
Automatic Data Processing Inc.	224	30,238
Booz Allen Hamilton Holding Corp.	60	2,836
CoreLogic Inc./U.S.(a)	36	1,753
CoStar Group Inc.(a)	16	6,654
Deluxe Corp.	28	1,650
Equifax Inc.	56	7,028
Euronet Worldwide Inc.(a)	20	1,839
FleetCor Technologies Inc.(a)	40	8,680
Gartner Inc.(a)(b)	64	8,668
Global Payments Inc.	76	8,555
Korn/Ferry International	32	2,111
ManpowerGroup Inc.	28	2,611
MarketAxess Holdings Inc.	16	3,100
Moody’s Corp.	52	8,898
PayPal Holdings Inc.(a)	676	55,527
Robert Half International Inc.	44	3,334
S&P Global Inc.	96	19,242
Sabre Corp.	124	3,053
Square Inc., Class A(a)	164	10,603
Total System Services Inc.	68	6,225
TransUnion	96	6,950
Verisk Analytics Inc.(a)	60	6,637
Western Union Co. (The)	156	3,145
WEX Inc.(a)	16	3,037
Worldpay Inc., Class A(a)	152	12,493

		224,867
Computers — 15.8%
Apple Inc.	2,964	564,020
Cognizant Technology Solutions Corp., Class A	400	32,600
Conduent Inc.(a)	100	1,796
Dell Technologies Inc., Class V(a)	156	14,433
EPAM Systems Inc.(a)	32	4,167
Fortinet Inc.(a)	128	8,052
Hewlett Packard Enterprise Co.	1,272	19,640
HP Inc.	776	17,910
International Business Machines Corp.	832	120,582
Lumentum Holdings Inc.(a)	24	1,254
NCR Corp.(a)	64	1,787
NetApp Inc.	240	18,605
NetScout Systems Inc.(a)	68	1,822
Nutanix Inc., Class A(a)(b)	88	4,302
Pure Storage Inc., Class A(a)	88	1,906

Security	Shares	Value

Computers (continued)
Qualys Inc.(a)	32	$2,787
Teradata Corp.(a)	96	3,676
Western Digital Corp.	192	13,469

		832,808
Distribution & Wholesale — 0.0%
KAR Auction Services Inc.	36	2,140

Diversified Financial Services — 5.9%
Alliance Data Systems Corp.	20	4,498
Cboe Global Markets Inc.	40	3,885
CME Group Inc.	120	19,094
Discover Financial Services	32	2,285
Ellie Mae Inc.(a)(b)	28	2,778
Interactive Brokers Group Inc., Class A	24	1,437
Intercontinental Exchange Inc.	232	17,147
Mastercard Inc., Class A	512	101,376
Nasdaq Inc.	44	4,022
SEI Investments Co.	48	2,877
TD Ameritrade Holding Corp.	84	4,801
Visa Inc., Class A	1,052	143,850

		308,050
Electronics — 0.6%
Agilent Technologies Inc.	80	5,283
Arrow Electronics Inc.(a)	32	2,427
Avnet Inc.	60	2,631
Coherent Inc.(a)	8	1,264
Jabil Inc.	60	1,690
Keysight Technologies Inc.(a)	84	4,872
Mettler-Toledo International Inc.(a)	4	2,370
National Instruments Corp.	76	3,330
SYNNEX Corp.	16	1,544
Tech Data Corp.(a)	24	2,002
Trimble Inc.(a)	104	3,671

		31,084
Health Care - Products — 0.2%
Align Technology Inc.(a)(b)	28	9,986

Health Care - Services — 0.1%
IQVIA Holdings Inc.(a)	44	5,365

Insurance — 0.2%
Marsh & McLennan Companies Inc.	108	9,003

Internet — 29.1%
Alphabet Inc., Class A(a)	232	284,715
Alphabet Inc., Class C,NVS(a)	236	287,273
Amazon.com Inc.(a)	232	412,366
Booking Holdings Inc.(a)	20	40,574
CDW Corp./DE	88	7,400
eBay Inc.(a)	680	22,746
Expedia Group Inc.	52	6,960
F5 Networks Inc.(a)	52	8,912
Facebook Inc., Class A(a)	1,864	321,689
FireEye Inc.(a)	124	1,926
GoDaddy Inc., Class A(a)	92	6,773
GrubHub Inc.(a)	36	4,388
IAC/InterActiveCorp.(a)	36	5,301
MercadoLibre Inc.	24	8,230
Netflix Inc.(a)	96	32,395
Okta Inc.(a)(b)	40	1,986
Palo Alto Networks Inc.(a)	80	15,861

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Technology ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Internet (continued)
Proofpoint Inc.(a)	44	$5,018
RingCentral Inc., Class A(a)	44	3,245
Snap Inc., Class A, NVS(a)(b)	268	3,350
Stamps.com Inc.(a)	12	3,132
Symantec Corp.	396	8,007
TripAdvisor Inc.(a)(b)	48	2,784
Twilio Inc., Class A(a)	52	3,010
Twitter Inc.(a)	496	15,808
VeriSign Inc.(a)	56	8,133
Wayfair Inc., Class A(a)	24	2,612
Yelp Inc.(a)	48	1,770
Zendesk Inc.(a)	68	3,704
Zillow Group Inc., Class A(a)	28	1,578
Zillow Group Inc., Class C, NVS(a)	56	3,119

		1,534,765
Machinery — 0.2%
Cognex Corp.	80	4,222
Rockwell Automation Inc.	16	3,001
Roper Technologies Inc.	16	4,831

		12,054
Media — 0.1%
FactSet Research Systems Inc.	20	4,027

Office & Business Equipment — 0.1%
Xerox Corp.	112	2,908
Zebra Technologies Corp., Class A(a)	32	4,414

		7,322
Pharmaceuticals — 0.1%
McKesson Corp.	28	3,517
Zoetis Inc.	36	3,113

		6,630
Real Estate — 0.1%
Jones Lang LaSalle Inc.	16	2,736

Real Estate Investment Trusts — 0.3%
Equinix Inc.	32	14,057
Iron Mountain Inc.	108	3,792

		17,849
Retail — 0.1%
Best Buy Co. Inc.	56	4,201
Copart Inc.(a)	48	2,755

		6,956
Semiconductors — 9.3%
Advanced Micro Devices Inc.(a)(b)	680	12,464
Analog Devices Inc.	148	14,229
Applied Materials Inc.	408	19,841
Cypress Semiconductor Corp.	216	3,847
Integrated Device Technology Inc.(a)	60	2,066
Intel Corp.	2,016	96,970
IPG Photonics Corp.(a)	8	1,312
KLA-Tencor Corp.	80	9,394
Lam Research Corp.	64	12,201
Marvell Technology Group Ltd.	104	2,216
Maxim Integrated Products Inc.	164	10,027
Microchip Technology Inc.	128	11,959
Micron Technology Inc.(a)	556	29,351
Monolithic Power Systems Inc.	24	3,184
NVIDIA Corp.	468	114,594
ON Semiconductor Corp.(a)	184	4,057

Security	Shares	Value

Semiconductors (continued)
Qorvo Inc.(a)	56	$4,579
QUALCOMM Inc.	872	55,886
Silicon Laboratories Inc.(a)	28	2,667
Skyworks Solutions Inc.	96	9,080
Teradyne Inc.	92	3,979
Texas Instruments Inc.	468	52,098
Xilinx Inc.	168	12,108

		488,109
Software — 27.6%
2U Inc.(a)	28	2,119
ACI Worldwide Inc.(a)	80	2,067
Activision Blizzard Inc.	284	20,851
Acxiom Corp.(a)	52	2,108
Adobe Systems Inc.(a)	392	95,915
Akamai Technologies Inc.(a)	120	9,031
ANSYS Inc.(a)	56	9,457
Aspen Technology Inc.(a)	40	3,832
athenahealth Inc.(a)	16	2,411
Autodesk Inc.(a)	148	19,009
Black Knight Inc.(a)	56	2,892
Blackbaud Inc.	36	3,593
Box Inc., Class A(a)	108	2,588
Broadridge Financial Solutions Inc.	56	6,327
CA Inc.	284	12,556
Cadence Design Systems Inc.(a)	196	8,642
CDK Global Inc.	76	4,746
Cerner Corp.(a)	116	7,201
Citrix Systems Inc.(a)	112	12,317
Cloudera Inc.(a)	92	1,232
CommVault Systems Inc.(a)	36	2,336
Cornerstone OnDemand Inc.(a)	48	2,371
Dun & Bradstreet Corp. (The)	28	3,525
Electronic Arts Inc.(a)	148	19,055
Fair Isaac Corp.(a)	20	4,029
Fidelity National Information Services Inc.	152	15,676
First Data Corp., Class A(a)	220	5,117
Fiserv Inc.(a)	244	18,417
Guidewire Software Inc.(a)	52	4,482
HubSpot Inc.(a)	28	3,475
Intuit Inc.	160	32,678
j2 Global Inc.	28	2,376
Jack Henry & Associates Inc.	48	6,466
Manhattan Associates Inc.(a)	52	2,502
Medidata Solutions Inc.(a)	40	2,972
Microsoft Corp.	6,576	697,582
MSCI Inc.	48	7,977
New Relic Inc.(a)	36	3,517
Nuance Communications Inc.(a)	216	3,190
Oracle Corp.	3,020	143,994
Paycom Software Inc.(a)(b)	36	3,825
Pegasystems Inc.	32	1,779
Progress Software Corp.	44	1,619
PTC Inc.(a)	96	8,823
RealPage Inc.(a)	36	1,984
Red Hat Inc.(a)	160	22,597
salesforce.com Inc.(a)	627	85,993
ServiceNow Inc.(a)	156	27,450
Splunk Inc.(a)	124	11,916
SS&C Technologies Holdings Inc.	104	5,519
Synopsys Inc.(a)	112	10,016

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued)	iShares® Evolved U.S. Technology ETF
July 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Tableau Software Inc., Class A(a)	60	$6,184
Take-Two Interactive Software Inc.(a)	52	5,877
Tyler Technologies Inc.(a)	24	5,400
Ultimate Software Group Inc. (The)(a)	24	6,645
Veeva Systems Inc., Class A(a)	88	6,656
Verint Systems Inc.(a)	48	2,155
VMware Inc., Class A(a)	64	9,254
Workday Inc., Class A(a)	128	15,875
Zynga Inc., Class A(a)	436	1,653

		1,451,851
Telecommunications — 3.9%
Arista Networks Inc.(a)	48	12,275
Ciena Corp.(a)	96	2,438
Cisco Systems Inc.	3,900	164,931
CommScope Holding Co. Inc.(a)	64	2,055
Juniper Networks Inc.	284	7,481
LogMeIn Inc.	40	3,242
Motorola Solutions Inc.	64	7,763
Zayo Group Holdings Inc.(a)	68	2,522

		202,707
Transportation — 0.4%
Expeditors International of Washington Inc.	52	3,961
FedEx Corp.	20	4,917
United Parcel Service Inc., Class B	76	9,112
XPO Logistics Inc.(a)	16	1,596

		19,586

Total Common Stocks — 99.2% (Cost: $4,866,527)		5,222,977

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.14%(c)(d)(e)	51,044	$51,059
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.83%(c)(d)	43,533	43,533

		94,592

Total Short-Term Investments — 1.8% (Cost: $94,589)		94,592

Total Investments in Securities — 101.0% (Cost: $4,961,116)		5,317,569

Other Assets, Less Liabilities — (1.0)%		(51,297)

Net Assets — 100.0%		$5,266,272

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended July 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 03/21/18	(a)	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		51,044	51,044	$51,059	$22	(c)	$—		$3
BlackRock Cash Funds: Treasury, SL Agency Shares	—		43,533	43,533	43,533	238		—		—

					$94,592	$260		$—		$3

(a)	The Fund commenced operations on March 21, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® Evolved U.S. Technology ETF
July 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,222,977	$—	$—	$5,222,977
Money Market Funds	94,592	—	—	94,592

	$5,317,569	$—	$—	$5,317,569

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Statements of Assets and Liabilities

July 31, 2018

	iShares Evolved U.S. Consumer Staples ETF	iShares Evolved U.S. Discretionary Spending ETF	iShares Evolved U.S. Financials ETF	iShares Evolved U.S. Healthcare Staples ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,551,047	$5,336,661	$4,862,674	$5,446,087
Affiliated(c)	210,374	58,999	39,373	50,730
Receivables:
Securities lending income — Affiliated	8	36	—	16
Dividends	4,649	3,999	3,145	3,680
Other assets	—	—	14,501	—

Total assets	3,766,078	5,399,695	4,919,693	5,500,513

LIABILITIES
Collateral on securities loaned, at value	10,253	29,999	—	4,309
Payables:
Investment advisory fees	585	816	740	830

Total liabilities	10,838	30,815	740	5,139

NET ASSETS	$3,755,240	$5,368,880	$4,918,953	$5,495,374

NET ASSETS CONSIST OF:
Paid-in capital	$3,703,772	$4,956,981	$4,938,160	$4,960,601
Undistributed net investment income	25,529	3,903	6,588	4,865
Accumulated net realized gain (loss)	8,485	465	(21,490)	(13)
Net unrealized appreciation (depreciation)	17,454	407,531	(4,305)	529,921

NET ASSETS	$3,755,240	$5,368,880	$4,918,953	$5,495,374

Shares outstanding	150,000	200,000	200,000	200,000

Net asset value	$25.03	$26.84	$24.59	$27.48

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$9,953	$29,529	$—	$4,237
(b) Investments, at cost — Unaffiliated	$3,533,593	$4,929,133	$4,866,979	$4,916,167
(c) Investments, at cost — Affiliated	$210,374	$58,996	$39,373	$50,729

See notes to financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

July 31, 2018

	iShares Evolved U.S. Innovative Healthcare ETF	iShares Evolved U.S. Media and Entertainment ETF	iShares Evolved U.S. Technology ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,166,419	$5,095,161	$5,222,977
Affiliated(c)	133,590	561,016	94,592
Receivables:
Investments sold	131,020	—	—
Securities lending income — Affiliated	76	108	17
Dividends	5,002	3,325	558

Total assets	5,436,107	5,659,610	5,318,144

LIABILITIES
Collateral on securities loaned, at value	80,086	381,983	51,056
Payables:
Investments purchased	149,697	—	—
Investment advisory fees	783	829	816

Total liabilities	230,566	382,812	51,872

NET ASSETS	$5,205,541	$5,276,798	$5,266,272

NET ASSETS CONSIST OF:
Paid-in capital	$4,918,256	$4,979,943	$4,907,809
Undistributed net investment income	4,177	6,833	1,866
Accumulated net realized gain	26,905	13,093	144
Net unrealized appreciation	256,203	276,929	356,453

NET ASSETS	$5,205,541	$5,276,798	$5,266,272

Shares outstanding	200,000	200,000	200,000

Net asset value	$26.03	$26.38	$26.33

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$79,272	$378,408	$49,646
(b) Investments, at cost — Unaffiliated	$4,910,224	$4,818,270	$4,866,527
(c) Investments, at cost — Affiliated	$133,582	$560,978	$94,589

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations

Period Ended July 31, 2018

	iShares		iShares		iShares	iShares
	Evolved		Evolved		Evolved	Evolved
	U.S. Consumer		U.S. Discretionary		U.S. Financials	U.S. Healthcare
	Staples ETF	(a)	Spending ETF	(a)	ETF (a)	Staples ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$60,274	(b)	$25,645		$31,112	$19,030
Dividends — Affiliated	581		178		218	230
Securities lending income — Affiliated — net	8		57		—	25
Foreign taxes withheld	—		—		(4)	—

Total investment income	60,863		25,880		31,326	19,285

EXPENSES
Investment advisory fees	2,911		3,261		3,081	3,292

Total expenses	2,911		3,261		3,081	3,292

Net investment income	57,952		22,619		28,245	15,993

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	10,971		464		(21,490)	(13)
Investments — Affiliated	—		1		—	—
In-kind redemptions — Unaffiliated	(10,151)		—		—	—

Net realized gain (loss)	820		465		(21,490)	(13)

Net change in unrealized appreciation/depreciation on:
Investments — Unaffiliated	17,454		407,528		(4,305)	529,920
Investments — Affiliated	—		3		—	1

Net change in unrealized appreciation/depreciation	17,454		407,531		(4,305)	529,921

Net realized and unrealized gain (loss)	18,274		407,996		(25,795)	529,908

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,226		$430,615		$2,450	$545,901

(a)	For the period from March 21, 2018 (commencement of operations) to July 31, 2018.
(b)	Includes $19,293 related to a special distribution from Dr Pepper Snapple Group Inc.

See notes to financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Period Ended July 31, 2018

			iShares
	iShares		Evolved		iShares
	Evolved		U.S. Media and		Evolved
	U.S. Innovative		Entertainment		U.S. Technology
	Healthcare ETF	(a)	ETF	(a)	ETF	(a)

INVESTMENT INCOME
Dividends — Unaffiliated	$24,235		$21,015		$15,531
Dividends — Affiliated	276		564		238
Securities lending income — Affiliated — net	172		305		22
Foreign taxes withheld	—		(87)		—

Total investment income	24,683		21,797		15,791

EXPENSES
Investment advisory fees	3,101		3,229		3,233

Total expenses	3,101		3,229		3,233

Net investment income	21,582		18,568		12,558

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	26,901		13,077		144
Investments — Affiliated	4		16		—

Net realized gain	26,905		13,093		144

Net change in unrealized appreciation/depreciation on:
Investments — Unaffiliated	256,195		276,891		356,450
Investments — Affiliated	8		38		3

Net change in unrealized appreciation/depreciation	256,203		276,929		356,453

Net realized and unrealized gain	283,108		290,022		356,597

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$304,690		$308,590		$369,155

(a)	For the period from March 21, 2018 (commencement of operations) to July 31, 2018.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets

	iShares Evolved U.S. Consumer Staples ETF	iShares Evolved U.S. Discretionary Spending ETF	iShares Evolved U.S. Financials ETF	iShares Evolved U.S. Healthcare Staples ETF

	Period From	Period From	Period From	Period From
	03/21/18 (a)	03/21/18 (a)	03/21/18 (a)	03/21/18 (a)
	to 07/31/18	to 07/31/18	to 07/31/18	to 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$57,952	$22,619	$28,245	$15,993
Net realized gain (loss)	820	465	(21,490)	(13)
Net change in unrealized appreciation/depreciation	17,454	407,531	(4,305)	529,921

Net increase in net assets resulting from operations	76,226	430,615	2,450	545,901

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(32,423)	(18,716)	(21,657)	(11,128)

Decrease in net assets resulting from distributions to shareholders	(32,423)	(18,716)	(21,657)	(11,128)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,711,437	4,956,981	4,938,160	4,960,601

NET ASSETS
Total increase in net assets	3,755,240	5,368,880	4,918,953	5,495,374

End of period	$3,755,240	$5,368,880	$4,918,953	$5,495,374

Undistributed net investment income included in net assets at end of period	$25,529	$3,903	$6,588	$4,865

(a)	Commencement of operations.

See notes to financial statements.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Evolved U.S. Innovative Healthcare ETF	iShares Evolved U.S. Media and Entertainment ETF	iShares Evolved U.S. Technology ETF

	Period From	Period From	Period From
	03/21/18 (a)	03/21/18 (a)	03/21/18 (a)
	to 07/31/18	to 07/31/18	to 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,582	$18,568	$12,558
Net realized gain	26,905	13,093	144
Net change in unrealized appreciation/depreciation	256,203	276,929	356,453

Net increase in net assets resulting from operations	304,690	308,590	369,155

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(17,405)	(11,735)	(10,692)

Decrease in net assets resulting from distributions to shareholders	(17,405)	(11,735)	(10,692)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,918,256	4,979,943	4,907,809

NET ASSETS
Total increase in net assets	5,205,541	5,276,798	5,266,272

End of period	$5,205,541	$5,276,798	$5,266,272

Undistributed net investment income included in net assets at end of period	$4,177	$6,833	$1,866

(a)	Commencement of operations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Financial Highlights
(For a share outstanding throughout the period)

iShares Evolved U.S. Consumer Staples ETF

Period From
03/21/18	(a)
to 07/31/18

Net asset value, beginning of period	$24.62

Net investment income(b)	0.31	(c)
Net realized and unrealized gain(d)	0.26

Net increase from investment operations	0.57

Distributions(e)
From net investment income	(0.16)

Total distributions	(0.16)

Net asset value, end of period	$25.03

Total Return
Based on net asset value	2.34	%(f)

Ratios to Average Net Assets
Total expenses	0.18	%(g)

Net investment income	3.58	%(c)(g)

Supplemental Data
Net assets, end of period (000)	$3,755

Portfolio turnover rate(h)	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Includes a special distribution from Dr Pepper Snapple Group Inc. Excluding such special distribution, the net investment income would have been $0.21 per share and 2.39% of average net assets.
(d)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout the period)

iShares Evolved U.S. Discretionary Spending ETF

Period From
03/21/18	(a)
to 07/31/18

Net asset value, beginning of period	$24.95

Net investment income(b)	0.12
Net realized and unrealized gain(c)	1.86

Net increase from investment operations	1.98

Distributions(d)
From net investment income	(0.09)

Total distributions	(0.09)

Net asset value, end of period	$26.84

Total Return
Based on net asset value	7.96	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	1.25	%(f)

Supplemental Data
Net assets, end of period (000)	$5,369

Portfolio turnover rate(g)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)
(For a share outstanding throughout the period)

iShares Evolved U.S. Financials ETF

Period From
03/21/18	(a)
to 07/31/18

Net asset value, beginning of period	$24.98

Net investment income(b)	0.15
Net realized and unrealized loss(c)	(0.43)

Net decrease from investment operations	(0.28)

Distributions(d)
From net investment income	(0.11)

Total distributions	(0.11)

Net asset value, end of period	$24.59

Total Return
Based on net asset value	(1.11	)%(e)(f)

Ratios to Average Net Assets
Total expenses	0.18	%(g)

Net investment income	1.65	%(g)

Supplemental Data
Net assets, end of period (000)	$4,919

Portfolio turnover rate(h)	13	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -1.40%.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout the period)

iShares Evolved U.S. Healthcare Staples ETF

Period From
03/21/18	(a)
to 07/31/18

Net asset value, beginning of period	$24.86

Net investment income(b)	0.08
Net realized and unrealized gain(c)	2.60

Net increase from investment operations	2.68

Distributions(d)
From net investment income	(0.06)

Total distributions	(0.06)

Net asset value, end of period	$27.48

Total Return
Based on net asset value	10.77	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	0.87	%(f)

Supplemental Data
Net assets, end of period (000)	$5,495

Portfolio turnover rate(g)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)
(For a share outstanding throughout the period)

iShares Evolved U.S. Innovative Healthcare ETF

Period From
03/21/18	(a)
to 07/31/18

Net asset value, beginning of period	$24.97

Net investment income(b)	0.11
Net realized and unrealized gain(c)	1.04

Net increase from investment operations	1.15

Distributions(d)
From net investment income	(0.09)

Total distributions	(0.09)

Net asset value, end of period	$26.03

Total Return
Based on net asset value	4.62	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	1.25	%(f)

Supplemental Data
Net assets, end of period (000)	$5,206

Portfolio turnover rate(g)	3	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

iShares Evolved U.S. Media and Entertainment ETF

Period From
03/21/18	(a)
to 07/31/18

Net asset value, beginning of period	$25.05

Net investment income(b)	0.10
Net realized and unrealized gain(c)	1.29

Net increase from investment operations	1.39

Distributions(d)
From net investment income	(0.06)

Total distributions	(0.06)

Net asset value, end of period	$26.38

Total Return
Based on net asset value	5.54	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	1.04	%(f)

Supplemental Data
Net assets, end of period (000)	$5,277

Portfolio turnover rate(g)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout the period)

iShares Evolved U.S. Technology ETF

Period From
03/21/18	(a)
to 07/31/18

Net asset value, beginning of period	$24.89

Net investment income(b)	0.06
Net realized and unrealized gain(c)	1.43

Net increase from investment operations	1.49

Distributions(d)
From net investment income	(0.05)

Total distributions	(0.05)

Net asset value, end of period	$26.33

Total Return
Based on net asset value	6.00	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	0.70	%(f)

Supplemental Data
Net assets, end of period (000)	$5,266

Portfolio turnover rate(g)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	Organization

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Evolved U.S. Consumer Staples(a)	Non-diversified
Evolved U.S. Discretionary Spending(a)	Non-diversified
Evolved U.S. Financials(a)	Non-diversified
Evolved U.S. Healthcare Staples(a)	Non-diversified
Evolved U.S. Innovative Healthcare(a)	Non-diversified
Evolved U.S. Media and Entertainment(a)	Non-diversified
Evolved U.S. Technology(a)	Non-diversified

(a)    The Fund commenced operations on March 21, 2018.

2.	Significant Accounting Policies

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	Investment Valuation and Fair Value Measurements

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	Securities and Other Investments

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of July 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of July 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2018:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount

Evolved U.S. Consumer Staples
Jefferies LLC	$2,700	$2,700		$—	$—
SG Americas Securities LLC	7,253	7,253		—	—

	$9,953	$9,953		$—	$—

Evolved U.S. Discretionary Spending
Citigroup Global Markets Inc.	$390	$390		$—	$—
Credit Suisse Securities (USA) LLC	4,595	4,595		—	—
Merrill Lynch, Pierce, Fenner & Smith	5,348	5,284		—	(64	)(b)
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	10,931	10,931		—	—
RBC Capital Markets LLC	2,890	2,890		—	—
SG Americas Securities LLC	4,589	4,589		—	—
UBS AG	786	786		—	—

	$29,529	$29,465		$—	$(64)

Evolved U.S. Healthcare Staples
Citigroup Global Markets Inc.	$4,237	$4,237		$—	$—

Evolved U.S. Innovative Healthcare
Citigroup Global Markets Inc.	$38,093	$38,093		$—	$—
Jefferies LLC	31,402	31,402		—	—
SG Americas Securities LLC	9,777	9,698		—	(79	)(b)

	$79,272	$79,193		$—	$(79)

Evolved U.S. Media and Entertainment
Citigroup Global Markets Inc.	$181,739	$181,739		$—	$—
Jefferies LLC	196,669	196,669		—	—

	$378,408	$378,408		$—	$—

Evolved U.S. Technology
Citigroup Global Markets Inc.	$14,459	$14,459		$—	$—
Credit Suisse Securities (USA) LLC	7,175	7,102		—	(73	)(b)
Jefferies LLC	9,986	9,962		—	(24	)(b)
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	5,562	5,562		—	—
RBC Capital Markets LLC	12,464	12,464		—	—

	$49,646	$49,549		$—	$(97)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	Investment Advisory Agreement and Other Transactions with Affiliates

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Evolved U.S. Consumer Staples	0.18%
Evolved U.S. Discretionary Spending	0.18
Evolved U.S. Financials	0.18
Evolved U.S. Healthcare Staples	0.18
Evolved U.S. Innovative Healthcare	0.18
Evolved U.S. Media and Entertainment	0.18
Evolved U.S. Technology	0.18

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”),an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the period ended July 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Evolved U.S. Consumer Staples	$3
Evolved U.S. Discretionary Spending	26
Evolved U.S. Healthcare Staples	11
Evolved U.S. Innovative Healthcare	75
Evolved U.S. Media and Entertainment	143
Evolved U.S. Technology	10

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The iShares Evolved U.S. Financials ETF is expected to receive a payment from BFA to compensate the Fund for an operating error that occurred during the period. The payment is shown as other assets in the Statements of Assets and Liabilities.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

might have an adverse effect on the Fund. As of July 31, 2018, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Evolved U.S. Consumer Staples	1	91%
Evolved U.S. Discretionary Spending	1	75
Evolved U.S. Financials	1	75
Evolved U.S. Healthcare Staples	1	75
Evolved U.S. Innovative Healthcare	1	75
Evolved U.S. Media and Entertainment	1	48
Evolved U.S. Technology	1	68

6.	Purchases and Sales

For the period ended July 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Evolved U.S. Financials	$569,979	$569,830
Evolved U.S. Innovative Healthcare	149,698	159,796
Evolved U.S. Technology	—	2,157

For the period ended July 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Evolved U.S. Consumer Staples	$4,905,172	$1,167,921
Evolved U.S. Discretionary Spending	4,932,179	—
Evolved U.S. Financials	4,908,701	—
Evolved U.S. Healthcare Staples	4,929,971	—
Evolved U.S. Innovative Healthcare	4,893,421	—
Evolved U.S. Media and Entertainment	4,944,306	—
Evolved U.S. Technology	4,878,911	—

7.	Income Tax Information

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2018, the following permanent differences attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Net Realized Gain (Loss)
Evolved U.S. Consumer Staples	$(7,665)	$7,665

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 07/31/18
Evolved U.S. Consumer Staples Ordinary income	$32,423

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

iShares ETF	Period Ended 07/31/18
Evolved U.S. Discretionary Spending Ordinary income	$18,716

Evolved U.S. Financials Ordinary income	$21,657

Evolved U.S. Healthcare Staples Ordinary income	$11,128

Evolved U.S. Innovative Healthcare Ordinary income	$17,405

Evolved U.S. Media and Entertainment Ordinary income	$11,735

Evolved U.S. Technology Ordinary income	$10,692

As of July 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Capital Loss	Net Unrealized
iShares ETF	Ordinary Income	Carryforwards	Gains (Losses)	(a)	Total
Evolved U.S. Consumer Staples	$34,014	$—	$17,454		$51,468
Evolved U.S. Discretionary Spending	4,368	—	407,531		411,899
Evolved U.S. Financials	6,588	(21,341)	(4,454)		(19,207)
Evolved U.S. Healthcare Staples	4,900	—	529,873		534,773
Evolved U.S. Innovative Healthcare	31,082	—	256,203		287,285
Evolved U.S. Media and Entertainment	19,926	—	276,929		296,855
Evolved U.S. Technology	2,101	—	356,362		358,463

(a) The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of July 31, 2018, the iShares Evolved U.S. Financials ETF had non-expiring capital loss carryforwards in the amount of $21,341 available to offset future realized capital gains.

As of July 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Evolved U.S. Consumer Staples	$3,743,967	$146,325	$ (128,871)	$17,454
Evolved U.S. Discretionary Spending	4,988,129	497,475	(89,944)	407,531
Evolved U.S. Financials	4,906,501	119,355	(123,809)	(4,454)
Evolved U.S. Healthcare Staples	4,966,944	581,421	(51,548)	529,873
Evolved U.S. Innovative Healthcare	5,043,806	466,536	(210,333)	256,203
Evolved U.S. Media and Entertainment	5,379,248	410,577	(133,648)	276,929
Evolved U.S. Technology	4,961,207	433,104	(76,742)	356,362

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	Principal Risks

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

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Notes to Financial Statements  (continued)

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

9.	Capital Share Transactions

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 07/31/18

iShares ETF	Shares	Amount
Evolved U.S. Consumer Staples
Shares sold	200,000	$4,923,212
Shares redeemed	(50,000)	(1,211,775)

Net increase	150,000	$3,711,437

Evolved U.S. Discretionary Spending
Shares sold	200,000	$4,956,981

Evolved U.S. Financials
Shares sold	200,000	$4,938,160

Evolved U.S. Healthcare Staples
Shares sold	200,000	$4,960,601

Evolved U.S. Innovative Healthcare
Shares sold	200,000	$4,918,256

Evolved U.S. Media and Entertainment
Shares sold	200,000	$4,979,943

Evolved U.S. Technology
Shares sold	200,000	$4,907,809

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

10.	Legal Proceedings

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock,

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Evolved U.S. Discretionary Spending ETF,

iShares Evolved U.S. Consumer Staples ETF, iShares Evolved U.S. Financials ETF,

iShares Evolved U.S. Healthcare Staples ETF, iShares Evolved U.S. Innovative Healthcare ETF,

iShares Evolved U.S. Media and Entertainment ETF and iShares Evolved U.S. Technology ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Evolved U.S. Discretionary Spending ETF, iShares Evolved U.S. Consumer Staples ETF, iShares Evolved U.S. Financials ETF, iShares Evolved U.S. Healthcare Staples ETF, iShares Evolved U.S. Innovative Healthcare ETF, iShares Evolved U.S. Media and Entertainment ETF and iShares Evolved U.S. Technology ETF (seven of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 21, 2018 (commencement of operations) through July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, and the results of each of their operations, changes in each of their net assets, and each of their financial highlights for the period March 21, 2018 (commencement of operations) through July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	65

Important Tax Information (unaudited)

For corporate shareholders, the percentage of dividend income paid during the fiscal year ended July 31, 2018 that qualified for the dividends-received deductions were as follows:

iShares ETF	Dividends-Received Deduction
Evolved U.S. Consumer Staples	90.70%
Evolved U.S. Discretionary Spending	100.00%
Evolved U.S. Financials	100.00%
Evolved U.S. Healthcare Staples	100.00%
Evolved U.S. Innovative Healthcare	49.98%
Evolved U.S. Media and Entertainment	62.84%
Evolved U.S. Technology	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2018:

iShares ETF	Qualified Dividend Income
Evolved U.S. Consumer Staples	$ 60,274
Evolved U.S. Discretionary Spending	25,084
Evolved U.S. Financials	30,258
Evolved U.S. Healthcare Staples	16,396
Evolved U.S. Innovative Healthcare	24,235
Evolved U.S. Media and Entertainment	20,500
Evolved U.S. Technology	15,406

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares Evolved U.S. Consumer Staples ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock

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affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Evolved U.S. Discretionary Spending ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the

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continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements)for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund

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increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares Evolved U.S. Financials ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other

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comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other

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Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares Evolved U.S. Healthcare Staples ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s

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Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an

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iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

V. iShares Evolved U.S. Innovative Healthcare ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds

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in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

VI. iShares Evolved U.S. Media and Entertainment ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and

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Board Review and Approval of Investment Advisory Contract   (continued)

considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	77

Board Review and Approval of Investment Advisory Contract  (continued)

to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

VII. iShares Evolved U.S. Technology ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Because the Fund had not commenced operations as of December 31, 2017, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability of the iShares complex to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the iShares funds’ operations for the last calendar year. The Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2017. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board noted that the 15(c) Committee had focused on the methodology

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Board Review and Approval of Investment Advisory Contract  (continued)

and profitability presentation during its meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the iShares funds. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund has not commenced operations as of December 31, 2017. The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to other iShares funds by BFA, such as payment of revenue to BTC, the securities lending agent to the iShares funds, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the iShares funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the iShares funds. The Board further noted that any portfolio transactions on behalf of the iShares funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L OF I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Supplemental Information  (unaudited)

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that a fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Evolved U.S. Consumer Staples ETF

Period Covered: March 23, 2018 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	61	88.40%
At NAV	5	7.25
Less than 0.0% and Greater than –0.5%	3	4.35

	69	100.00%

iShares Evolved U.S. Discretionary Spending ETF

Period Covered: March 23, 2018 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	63	91.30%
At NAV	4	5.80
Less than 0.0% and Greater than –0.5%	2	2.90

	69	100.00%

iShares Evolved U.S. Financials ETF

Period Covered: March 23, 2018 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	63	91.30%
At NAV	4	5.80
Less than 0.0% and Greater than –0.5%	2	2.90

	69	100.00%

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Supplemental Information (unaudited)  (continued)

iShares Evolved U.S. Healthcare Staples ETF

Period Covered: March 23, 2018 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	65	94.20%
At NAV	1	1.45
Less than 0.0% and Greater than –0.5%	3	4.35

	69	100.00%

iShares Evolved U.S. Innovative Healthcare ETF

Period Covered: March 23, 2018 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	45	65.22%
At NAV	14	20.29
Less than 0.0% and Greater than –0.5%	10	14.49

	69	100.00%

iShares Evolved U.S. Media and Entertainment ETF

Period Covered: March 23, 2018 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	51	73.92%
At NAV	8	11.59
Less than 0.0% and Greater than –0.5%	10	14.49

	69	100.00%

iShares Evolved U.S. Technology ETF

Period Covered: March 23, 2018 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	46	66.66%
At NAV	4	5.80
Less than 0.0% and Greater than –0.5%	19	27.54

	69	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	81

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex which consists of 358 funds as of July 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small, and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (61)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares Inc. (since 2009); Trustee of iShares Trust (since 2009).

Mark K. Wiedman(b) (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (69)	Trustee (since 2011); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Inc. and iShares Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Charles A. Hurty (74)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Trustee (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010- 2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (50)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS                        Non-Voting Shares

G L O S S A R Y O F T E R M S	85

THIS PAGE INTENTIONALLY LEFT BLANK.

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the seven series of the registrant for which the fiscal year-end is July 31, 2018 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were N/A for the fiscal year ended July 31, 2017 and $79,800 for the fiscal year ended July 31, 2018.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2017 and July 31, 2018 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were N/A for the fiscal year ended July 31, 2017 and $26,467 for the fiscal year ended July 31, 2018. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended July 31, 2017 and July 31, 2018 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were N/A for the fiscal year ended July 31, 2017 and $26,467 for the fiscal year ended July 31, 2018.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934.

The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b)	Not applicable.

Item 6.	Investments.

(a)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: September 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small Martin Small, President (Principal Executive Officer)

Date: September 28, 2018

By: /s/ Jack Gee Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: September 28, 2018